Exhibit 1.2
OPEN MARKET SALE AGREEMENT
SM
August 9, 2023
JEFFERIES LLC

520 Madison Avenue
New York,

New York

10022

Ladies and Gentlemen:

Vaxxinity,

Inc.,

a Delaware corporation

(the “
Company
”), proposes, subject to

the terms
and conditions

stated herein,

to issue

and sell

from time

to time

through Jefferies

LLC, as

sales
agent and/or principal (the “ Agent
”), shares of the

Company’s Class

A common stock, par value
$0.0001

per

share

(the

“
Common

Shares
”),

on

the

terms

set

forth

in

this

agreement

(this
“ Agreement ”).
Section 1.

DEFINITIONS
(a)

Certain Definitions.

For purposes of this Agreement,

capitalized terms used herein
and not otherwise defined shall have the following respective meanings:
“ Affiliate
”

of

a

Person

means

another

Person

that

directly

or

indirectly,

through

one

or
more

intermediaries,

controls,

is

controlled

by,

or

is

under

common

control

with,

such

first-
mentioned

Person.

The

term

“control”

(including

the

terms

“controlling,”

“controlled

by”

and
“under common control

with”) means the

possession, direct or

indirect, of the

power to direct

or
cause the direction of the

management and policies of a

Person, whether through the ownership of
voting securities, by contract or otherwise.
“
Agency

Period
”

means

the

period

commencing

on

the

date

of

this

Agreement

and
expiring on the

earliest to occur

of (x) the

date on which

the Agent

shall have placed

the Maximum
Program

Amount

pursuant

to

this

Agreement

and

(y)

the

date

this

Agreement

is

terminated
pursuant to Section 7.
“ Commission ” means the U.S. Securities and Exchange Commission.
“ Exchange Act
” means

the Securities

Exchange Act

of 1934,

as amended,

and the

rules
and regulations of the Commission thereunder.
“ Floor Price
” means the minimum

price set by

the Company in the

Issuance Notice below
which the Agent shall not sell Shares

during the applicable period set forth

in the Issuance Notice,
which may

be

adjusted

by the

Company at

any time

during the

period set

forth in

the

Issuance
Notice by delivering

written notice of

such change to

the Agent and

which in no

event shall be

less
than $1.00 without the

prior written consent of

the Agent, which may

be withheld in the

Agent’s
sole discretion.
_______________________________
SM “Open Market Sale Agreement” is a service mark of Jefferies LLC

“
Issuance Amount
” means

the aggregate

Sales Price

of the

Shares to

be sold by

the Agent
pursuant to any Issuance Notice.
“
Issuance

Notice
”

means

a

written

notice

delivered

to

the

Agent

by

the

Company

in
accordance with

this Agreement

in the

form attached

hereto as

Exhibit A

that is

executed by

its
principal executive officer or principal financial officer.
“
Issuance Notice

Date
” means

any Trading

Day during

the Agency

Period that

an Issuance
Notice is delivered pursuant to Section 3(b)(i).

“
Issuance Price ” means the Sales Price less the Selling Commission.
“ Maximum Program Amount ” means Common Shares with an aggregate Sales Price of the lesser

of

(a) the

number or

dollar

amount of

Common

Shares registered

under the

effective
Registration

Statement

(defined

below)

pursuant

to

which

the

offering

is

being

made,

(b)

the
number of authorized but unissued

Common Shares (less Common Shares

issuable upon exercise,
conversion or exchange of any outstanding securities of the Company or otherwise reserved from the

Company’s

authorized

capital

stock),

(c)

the

number

or

dollar

amount

of

Common

Shares
permitted to be

sold under Form S-3

(including General Instruction I.B.6

thereof, if applicable),

or
(d) the number

or dollar amount of

Common Shares for

which the Company

has filed a

Prospectus
(defined below).
“ Person
”

means

an

individual

or

a

corporation,

partnership,

limited

liability

company,
trust, incorporated

or unincorporated

association, joint

venture, joint

stock company, governmental
authority or other entity of any kind.
“
Principal

Market
”

means

The

Nasdaq

Stock

Market

LLC

or

such

other

national
securities exchange on which the Common Shares, including any Shares, are then listed.
“
Sales

Price
”

means

the

actual

sale

execution

price

of

each

Share

placed

by

the

Agent
pursuant to this Agreement.
“
Securities

Act
”

means

the

Securities

Act

of

1933,

as

amended,

and

the

rules

and
regulations of the Commission thereunder.
“ Selling Commission
” means

three percent

(3.0%) of

the gross

proceeds of

Shares sold
pursuant

to

this

Agreement,

or

as

otherwise

agreed

between

the

Company

and

the

Agent

with
respect to any Shares sold pursuant to this Agreement.

“
Settlement Date
” means the

second business

day following each

Trading Day during

the
period set forth in the Issuance

Notice on which Shares are sold pursuant

to this Agreement, when
the Company

shall deliver

to the

Agent the

amount of

Shares sold

on such

Trading Day

and the
Agent shall deliver to the Company the Issuance Price received on such sales.
“ Shares
” shall

mean the

Company’s

Common Shares

issued or

issuable pursuant

to this
Agreement.
“ Trading Day ” means any day on which the Principal Market is open for trading.

Section 2.

REPRESENTATIONS

AND WARRANTIES

OF THE COMPANY

The Company represents and warrants

to, and agrees with, the

Agent that as of (1)

the date
of this Agreement,

(2) each

Issuance Notice Date,

(3) each Settlement

Date, (4)

each Triggering
Event

Date

(as

defined

below)

with

respect

to

which

the

Company

is

required

to

deliver

a
certificate pursuant to Section 4(o), and

(5) as of each Time

of Sale (each of the times

referenced
above

is

referred

to

herein

as

a

“
Representation

Date
”),

except

as

may

be

disclosed

in

the
Prospectus

(including

any

documents

incorporated

by

reference

therein

and

any

supplements
thereto) on or before a Representation Date:

(a)

Registration Statement.

The Company has prepared and filed, or

will file, with the
Commission a shelf registration statement

on Form S-3 that contains a base

prospectus (the “
Base
Prospectus
”).

Such registration statement

registers the offering

and sale by

the Company of

the
Shares

under

the

Securities

Act.

The

Company

may

file

one

or

more

additional

registration
statements

from

time

to

time

that

will

contain

a

base

prospectus

and

related

prospectus

or
prospectus

supplement,

if

applicable,

with

respect

to

the

Shares.

Except

where

the

context
otherwise requires, such

registration statement(s), including

any information deemed to

be a part
thereof pursuant to

Rule 430B under

the Securities Act,

including all financial

statements, exhibits
and

schedules

thereto

and

all

documents

incorporated

or

deemed

to

be

incorporated

therein

by
reference pursuant to Item 12 of Form S-3 under the Securities Act as from time to time amended
or

supplemented,

is

herein

referred

to

as

the

“
Registration

Statement,
”

and

the

prospectus
supplement

relating

to

the

sale

of

the

Shares

and

constituting

a

part

of

such

registration
statement(s),

together

with

the

Base

Prospectus

and

any

prospectus

supplement

filed

with

the
Commission pursuant

to Rule

424(b) under

the Securities

Act relating

to a

particular offering

of
the Shares,

including all

documents incorporated

or deemed

to be

incorporated therein

by reference
pursuant

to

Item

12

of

Form

S-3

under

the

Securities

Act,

in

each

case,

as

from

time

to

time
amended or

supplemented,

is

referred to

herein as

the

“
Prospectus,
”

except

that

if

any

revised
prospectus is provided to the Agent by

the Company for use in connection

with the offering of the
Shares that is

not required to

be filed by

the Company pursuant

to Rule 424(b)

under the Securities
Act, the term “ Prospectus
” shall refer to such revised prospectus from and after

the time it is first
provided

to

the

Agent

for

such

use.

As

used

in

this

Agreement,

the

terms

“amendment”

or
“supplement” when

applied

to

the

Registration

Statement or

the

Prospectus

shall

be

deemed to
include the filing by the

Company with the Commission

of any document under

the Exchange Act
after the date hereof that is or is deemed to be incorporated therein by reference.
All

references

in

this

Agreement

to

financial

statements

and

schedules

and

other
information

which

is

“contained,”

“included”

or

“stated”

in

the

Registration

Statement

or

the
Prospectus (and all other references

of like import) shall be

deemed to mean and include

all such
financial statements and schedules and

other information which is or

is deemed to be incorporated
by reference

in or

otherwise

deemed under

the

Securities Act

to be

a part

of or

included in

the
Registration

Statement

or

the

Prospectus,

as

the

case

may

be,

as

of

any

specified

date;

and

all
references in this

Agreement to amendments

or supplements to

the Registration Statement or

the
Prospectus shall

be deemed

to mean

and include,

without limitation,

the filing

of any

document
under the

Exchange

Act

which

is

or

is

deemed to

be

incorporated by

reference

in

or

otherwise
deemed under

the Securities

Act to

be a

part of

or included

in the

Registration Statement

or the
Prospectus, as the case may be, as of any specified date.

At the time the Registration

Statement was or will be

declared effective and at the time the
Company’s

most recent annual report

on Form 10-K

was filed with

the Commission, if

later, the
Company

met

the

then-applicable

requirements

for

use

of

Form

S-3

under

the

Securities

Act.

During

the

Agency

Period,

each

time

the

Company

files

an

annual

report

on

Form

10-K

the
Company will meet

the then-applicable requirements

for use of

Form S-3

under the Securities

Act.
(b)

Compliance with Registration Requirements.

The Registration Statement and any
registration

statement

filed

pursuant

to

Rule

462(b)

under

the

Securities

Act

(“
Rule

462(b)
Registration Statement
”) have been

declared effective

by the

Commission under

the Securities
Act.

The

Company

has

complied

to

the

Commission’s

satisfaction

with

all

requests

of

the
Commission for additional or supplemental

information in connection therewith, if

any.

No stop
order suspending the effectiveness

of the Registration Statement

or any Rule 462(b)

Registration
Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

The

Prospectus,

when

filed,

complied

or

will

comply

in

all

material

respects

with

the
Securities Act and, if

filed with the

Commission through its

Electronic Data Gathering, Analysis
and

Retrieval

system

(“
EDGAR
”)

(except

as

may

be

permitted

by

Regulation

S-T

under

the
Securities Act), was identical

to the copy thereof

delivered to the Agent

for use in connection

with
the

offering

and

sale

of

the

Shares.

Each

of

the

Registration

Statement,

any

Rule

462(b)
Registration

Statement

and

any

post-effective

amendment

thereto,

at

the

time

it

became

or
becomes

effective

and

at

each

Representation

Date,

complied

and

will

comply

in

all

material
respects with the

Securities Act and did

not and will not

contain any untrue statement

of a material
fact or

omit to state

a material

fact required

to be stated

therein or

necessary to make

the statements
therein not

misleading.

As of

the date

of this

Agreement, the

Prospectus and

any Free

Writing
Prospectus (as defined

below) considered together

(collectively, the “
Time of Sale Information ”)
did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the

statements therein,

in the

light of

the circumstances

under which

they were

made, not
misleading.

The Prospectus,

as amended

or supplemented,

as of

its date

and at

each Representation
Date, did not

and will not contain

any untrue statement of

a material fact

or omit to state

a material
fact

necessary

in

order

to

make

the

statements

therein,

in

the

light

of

the

circumstances

under
which they were

made, not

misleading.

The representations and

warranties set forth

in the three
immediately preceding sentences do not apply to

statements in or omissions from the Registration
Statement, any

Rule 462(b)

Registration Statement,

or any

post-effective

amendment thereto,

or
the

Prospectus,

or

any

amendments

or

supplements

thereto,

made

in

reliance

upon

and

in
conformity

with

information

relating

to

the

Agent

furnished

to

the

Company

in

writing

by

the
Agent

expressly

for

use

therein,

it

being

understood

and

agreed

that

the

only

such

information
furnished by the Agent to the Company consists

of the information described in Section 6 below.

There are no contracts or other documents

required to be described in the Prospectus

or to be filed
as exhibits to

the Registration Statement which

have not been described

or filed as

required. The
Registration

Statement

and

the

offer

and

sale

of

the

Shares

as

contemplated

hereby

meet

the
requirements of

Rule 415

under the

Securities Act

and comply

in all

material respects

with said
rule.
(c)

Ineligible Issuer

Status. The

Company is

not an

“ineligible issuer”

in connection
with the offering of the Shares pursuant to Rules 164, 405 and 433 under the Securities Act.

Any
Free Writing

Prospectus that

the Company

is required

to file

pursuant to

Rule 433(d)

under the

Securities Act

has been, or

will be, filed

with the Commission

in accordance

with the requirements
of the Securities Act.

Each Free Writing

Prospectus that the Company has filed, or is

required to
file, pursuant

to Rule

433(d) under

the Securities

Act or

that was

prepared by

or on

behalf of

or
used

or

referred

to

by

the

Company

complies

or

will

comply

in

all

material

respects

with

the
requirements of Rule 433 under the

Securities Act including timely filing with

the Commission or
retention where

required and legending,

and each

such Free Writing Prospectus,

as of

its issue date
and

at

each

Representation

Date

did

not,

does

not

and

will

not

include

any

information

that
conflicted,

conflicts

with

or

will

conflict

with

the

information

contained

in

the

Registration
Statement or

the Prospectus,

including any

document incorporated

by reference

therein.

Except
for the Free

Writing Prospectuses, if any, furnished to the Agent

before first use, the

Company has
not prepared, used or

referred to, and

will not, without

the Agent’s

prior consent, prepare,

use or
refer to, any Free Writing Prospectus.
(d)

Incorporated

Documents.

The

documents

incorporated

or

deemed

to

be
incorporated by reference in the Registration Statement

and the Prospectus, at the time

they were
filed with

the Commission,

complied in

all material

respects with

the requirements

of the

Exchange
Act, as

applicable, and,

when read

together with

the other

information in

the Prospectus,

do not
contain an untrue statement of a

material fact or omit to state

a material fact required to be

stated
therein or necessary

to make the

statements therein, in light

of the circumstances

under which they
were made, not misleading.

(e)

Exchange

Act

Compliance.

The

documents

incorporated

or

deemed

to

be
incorporated by

reference in

the Prospectus,

at the

time they

were or

hereafter are

filed with

the
Commission

complied

and

will

comply

in

all

material

respects

with

the

requirements

of

the
Exchange Act,

and, when

read together with

the other

information in

the Prospectus,

at the

time
the Registration Statement

and any

amendments thereto

become effective and

at each

Time of Sale
(as defined below),

as the case

may be, will

not contain an

untrue statement of

a material fact

or
omit to state a material fact required to be

stated therein or necessary to make the fact

required to
be

stated

therein

or

necessary

to

make

the

statements

therein,

in

the

light

of

the

circumstances
under which they were made, not misleading.
(f)

Emerging

Growth

Company

Status.

From

the

time

of

filing

of

the

Registration
Statement through the date hereof, the Company has been and

is an “emerging growth company,”
as defined in Section 2(a) of the Securities Act (an “ Emerging Growth Company
”).

(g)

Independent

Accountants.

Armanino

LLP,

or

such

other

accountants

(the
“ Accountants
”),

who

certified

or

reviewed

the

financial

statements

and

supporting

schedules
included

or

incorporated

by

reference

in

the

Registration

Statement

and

the

Prospectus

are
independent

public

accountants

as

required

by

the

Securities

Act

and

the

Public

Company
Accounting Oversight Board.

(h)

Financial

Statements;

Non-GAAP

Financial

Measures.

The

financial

statements
included or

incorporated by

reference in

the Registration

Statement and

the Prospectus,

together
with

the

related schedules

and

notes

thereto,

present

fairly

in

all

material

respects the

financial
position of the Company and its combined consolidated subsidiaries at the dates indicated and the
statement of

operations,

stockholders’ equity

and

cash flows

of

the Company

and its

combined
consolidated subsidiaries

for the

periods specified;

said financial

statements have

been prepared

in

conformity

with

U.S.

generally

accepted

accounting

principles

(“
GAAP
”)

applied

on

a
consistent basis throughout

the periods involved.

The supporting schedules,

if any,

present fairly
in all

material respects

in

accordance with

GAAP

the information

required to

be stated

therein.
Except as included therein,

no historical or pro

forma financial statements or

supporting schedules
are

required

to

be

included

or

incorporated

by

reference

in

the

Registration

Statement

or

the
Prospectus

under

the

Securities

Act.

The

interactive

data

in

eXtensible

Business

Reporting
Language included or

incorporated by reference

in the

Registration Statement fairly

presents the
information

called

for

in

all

material

respects

and

has

been

prepared

in

accordance

with

the
Commission’s rules and guidelines applicable thereto.
(i)

No Material Adverse Effect on Business.

Except as otherwise stated therein, since
the

respective

dates

as

of

which

information

is

given

in

the

Registration

Statement

or

the
Prospectus, (A) there has

been no material adverse

change in the condition,

financial or otherwise,
or

in

the

earnings,

business

affairs

or

business

prospects

of

the

Company

and

its

subsidiaries
considered as

one enterprise,

whether or

not arising

in the

ordinary course

of business (a

“
Material
Adverse Effect
”), (B) there have

been no transactions entered

into by the Company

or any of its
subsidiaries, other

than those

in the

ordinary course

of business,

which are

material with

respect
to

the

Company

and

its

subsidiaries

considered

as

one

enterprise,

and

(C)

there

has

been

no
dividend or

distribution of

any kind

declared, paid

or made

by the

Company on

any class

of its
capital stock.

(j)

Good Standing of

the Company.

The Company has

been duly incorporated

and is
validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business
as

described in

the

Registration

Statement

and

the Prospectus

and

to

enter

into

and

perform

its
obligations under this

Agreement; and the

Company is

duly qualified as

a foreign corporation

to
transact business and

is in good

standing in each

other jurisdiction in

which such qualification

is
required, whether

by reason

of the

ownership or

leasing of

property or

the conduct

of business,
except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(k)

Good Standing of

Subsidiaries. Each

“significant subsidiary”

of the

Company (as
such term is defined in Rule

1-02 of Regulation S-X) (each, a

“
subsidiary
” and, collectively,

the
“ subsidiaries
”) has been duly

organized and is validly existing

in good standing under

the laws of
the jurisdiction of

its incorporation or

organization, has

corporate or similar

power and authority
to own, lease and

operate its properties and to

conduct its business as described

in the Registration
Statement and the Prospectus and is duly

qualified to transact business and is

in good standing in
each jurisdiction

in which

such qualification

is required,

whether by

reason of

the ownership

or
leasing

of

property or

the

conduct

of

business,

in

each case

except

as

would

not

reasonably be
expected to result in a Material

Adverse Effect. Except as otherwise

disclosed in the Registration
Statement and the

Prospectus, all of

the issued and

outstanding capital stock

of each subsidiary

has
been

duly

authorized

and

validly

issued,

is

fully

paid

and

non-assessable

and

is

owned

by

the
Company,

directly

or

through

subsidiaries,

free

and

clear

of

any

security

interest,

mortgage,
pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any subsidiary

were

issued

in

violation

of

the

preemptive

or

similar

rights

of

any

securityholder

of
such subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Company’s most recent annual report on Form 10-K.

(l)

Capitalization. The authorized,

issued and outstanding

shares of capital

stock of the
Company are as set forth in the Registration Statement and the Prospectus (except for subsequent issuances, if

any,

pursuant to

this Agreement,

pursuant to

reservations, agreements

or employee
benefit

plans

referred

to

in

the

Registration

Statement

and

the

Prospectus

or

pursuant

to

the
exercise of convertible

securities or options

or warrants referred

to in

the Registration Statement
and the Prospectus) and there are no outstanding warrants, options, other convertible securities or other rights to acquire shares

of Common Shares that

have not been disclosed

in the Registration
Statement and the Prospectus. The outstanding shares

of capital stock of the Company

have been
duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(m)

Authorization of

Agreement. This

Agreement has

been duly

authorized, executed
and delivered by the Company.

(n)

Authorization and

Description of

Shares. The

Shares subject

to any

Issuance Notice
have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by

the Company

pursuant to

this Agreement

against payment

therefor,

will be

validly
issued and fully paid and non-assessable; and the

issuance and sale of the Shares is

not subject to
the preemptive

or other similar

rights to subscribe

for or purchase

the Shares. The

Common Shares
conform

in

all

material

respects

to

all

statements

relating

thereto

contained

in

the

Registration
Statement and the

Prospectus and such

description conforms in

all material respects

to the rights
set forth in the instrument defining the same.

(o)

Registration Rights.

There are

no persons

with registration

rights or

other similar
rights to have any securities

registered for sale pursuant

to the Registration Statement,

other than
those rights

that have

been disclosed

in the

Registration Statement

and the

Prospectus and

have
been waived.

(p)

Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its
subsidiaries is

(A) in

violation of

its charter,

by-laws or

similar organizational

document, (B)

in
default

in

the

performance

or

observance

of

any

obligation,

agreement,

covenant

or

condition
contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement,

note, lease
or other agreement or instrument to which the

Company or any of its subsidiaries is

a party or by
which it or any of them may be bound or to which any of the properties or assets of the Company
or

any

subsidiary

is

subject

(collectively,

“
Agreements

and

Instruments
”),

except

for

such
defaults that would

not, singly or

in the aggregate,

reasonably be expected to

result in a

Material
Adverse Effect,

or (C)

in violation

of any

law,

statute, rule,

regulation, judgment,

order,

writ or
decree of

any arbitrator,

court, governmental

body, regulatory body, administrative

agency or

other
authority,

body or agency

having jurisdiction over

the Company or

any of its

subsidiaries or any
of their

respective properties,

assets or

operations (each,

a “
Governmental Entity
”), except

for
such violations

that would

not, singly

or in

the aggregate,

reasonably be

expected to

result in

a
Material

Adverse

Effect.

The

execution,

delivery

and

performance

of

this

Agreement

and

the
issuance and

sale of

the Shares

subject to

any Issuance

Notice and

the use

of the

proceeds from
the sale of such Shares as described therein under the caption “Use of Proceeds”) and compliance by

the

Company

with

its

obligations

hereunder

have

been

duly

authorized

by

all

necessary
corporate action and do

not and will not,

whether with or without

the giving of notice

or passage

of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or

assets of

the Company or

any subsidiary

pursuant to,

the Agreements

and Instruments
(except

for

such

conflicts,

breaches,

defaults

or

Repayment

Events

or

liens,

charges

or
encumbrances

that

would

not,

singly

or

in

the

aggregate,

reasonably

be

expected

to

result

in

a
Material Adverse

Effect), nor

will such

action result

in any

violation of

(i) the

provisions of

the
charter, by-laws

or similar organizational

document of the

Company or any

of its subsidiaries

or
(ii) any law, statute, rule, regulation, judgment, order,

writ or decree of any Governmental Entity,
except,

in

the

case

of

clause

(ii)

above,

for

such

violations

that

would

not,

singly

or

in

the
aggregate,

reasonably

be

expected

to

result

in

a

Material

Adverse

Effect.

As

used

herein,

a
“ Repayment Event ” means any event or condition which gives the holder of any note, debenture or other

evidence of

indebtedness (or

any person

acting on

such holder’s

behalf) the

right to

require
the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company
or any of its subsidiaries.

(q)

Absence of

Labor Dispute.

Except as

disclosed in

the Registration

Statement and
the Prospectus, (A) no labor dispute with the employees of

the Company or any of its subsidiaries
exists or,

to the

knowledge of

the Company,

is imminent,

and (B)

the Company

is not

aware of
any

existing

or

imminent

labor

disturbance

by

the

employees

of

any

of

the

Company’s

or

any
subsidiary’s

principal

suppliers,

manufacturers,

customers

or

contractors,

which,

in

the

case

of
either clause

(A) or

(B), would,

singly or

in the

aggregate, reasonably

be expected

to result

in a
Material Adverse Effect.

(r)

Absence of Proceedings. Except as disclosed in the Registration Statement and the
Prospectus, there is no

action, suit, proceeding, inquiry

or investigation before or

brought by any
Governmental Entity now

pending or,

to the knowledge

of the Company,

threatened, against the
Company or any of its subsidiaries, that, singly or in the aggregate, if determined adversely to the
Company or any of its subsidiaries, would reasonably be expected to result in a Material Adverse
Effect, or which would reasonably be

expected to materially and adversely affect

their respective
properties or

assets or

the consummation

of the

transactions contemplated

in this

Agreement or
the performance

by the

Company of

its obligations

hereunder; and

the aggregate

of all

pending
legal or governmental

proceedings to which

the Company or

any such subsidiary

is a party

or of
which

any

of

their

respective

properties

or

assets

is

the

subject

which

are

not

described

in

the
Registration Statement

and the

Prospectus, including

ordinary routine

litigation incidental

to the
business,

would

not,

singly

or

in

the

aggregate,

reasonably

be

expected

to

result

in

a

Material
Adverse Effect.

(s)

Accuracy of

Exhibits. There

are no

contracts or

documents which

are required

to
be

described

in

the

Registration

Statement

or

the

Prospectus

or

to

be

filed

as

exhibits

to

the
Registration Statement which have not been so described and filed as required.

(t)

Absence

of

Further

Requirements.

No

filing

with,

or

authorization,

approval,
consent,

license,

order,

registration,

qualification

or

decree

of,

any

Governmental

Entity

is
necessary

or

required

for

the

performance

by

the

Company

of

its

obligations

hereunder,

in
connection with the offering, issuance or sale of the Shares hereunder or the consummation of the
transactions contemplated by this Agreement,

except (A) such as

have been already obtained or

as

may be required under

the Securities Act, the rules

of the Principal Market,

state securities laws or
the rules of the Financial Industry Regulatory Authority (“ FINRA
”).

(u)

Possession

of

Licenses

and

Permits.

Except

as

disclosed

in

the

Registration
Statement

and

the

Prospectus, the

Company

and its

subsidiaries

possess

such permits,

licenses,
approvals, consents and

other authorizations (collectively,

“
Governmental Licenses ”) issued by
the appropriate

Governmental Entities

necessary to

conduct the

business now

operated by

them,
except where

the failure

so to

possess would

not, singly

or in

the aggregate,

reasonably be

expected
to result

in a

Material Adverse

Effect. Except

as disclosed

in the

Registration Statement

and the
Prospectus, the Company

and its subsidiaries

are in compliance with

the terms and

conditions of
all

Governmental

Licenses,

except

where

the

failure

so

to

comply

would

not,

singly

or

in

the
aggregate, reasonably

be expected

to result

in a

Material Adverse

Effect.

Except as

disclosed in
the Registration Statement

and the Prospectus, all

of the Governmental

Licenses are valid

and in
full force and

effect, except

when the invalidity

of such Governmental

Licenses or the

failure of
such Governmental

Licenses to

be in

full force

and effect

would not,

singly or

in the

aggregate,
reasonably

be

expected

to

result

in

a

Material

Adverse

Effect.

Except

as

disclosed

in

the
Registration

Statement

and the

Prospectus,

neither the

Company

nor

any

of

its

subsidiaries has
received

any

written

notice

of

proceedings

relating

to

the

revocation

or

modification

of

any
Governmental Licenses

which, singly or

in the

aggregate, if

the subject

of an

unfavorable decision,
ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(v)

Title

to

Property.

Except

as

disclosed

in

the

Registration

Statement

and

the
Prospectus, the Company and its subsidiaries do not

own any real property and have good title

to
all

other

properties

(other

than

Intellectual

Property

(as

defined

below),

which

is

addressed

in
Section

1(r)

below)

owned

by

them

that

are

material

to

the

business

of

the

Company

and

its
subsidiaries, in each case, free

and clear of all

mortgages, pledges, liens, security interests,

claims,
restrictions

or

encumbrances

of

any

kind

except

such

as

do

not,

singly

or

in

the

aggregate,
materially affect the value of such property and do

not materially interfere with the use made and
proposed to

be made

of such

property by

the Company

or any

of its

subsidiaries; and

except as
disclosed in the Registration Statement

and the Prospectus, all

of the leases and

subleases material
to the business

of the Company and

its subsidiaries, considered as

one enterprise, and under

which
the Company or any of its subsidiaries holds properties described in the Registration Statement or
the Prospectus, are in

full force and effect,

and neither the Company

nor any such subsidiary

has
received

any

written

notice

of

any

material

claim

of

any

sort

that

has

been

asserted

by

anyone
adverse

to

the

rights

of

the

Company

or

any

subsidiary

under

any

of

the

leases

or

subleases
mentioned above, or affecting

or questioning the rights of

the Company or such subsidiary

to the
continued possession of the leased or subleased premises under any such lease or sublease.

(w)

Possession

of

Intellectual

Property.

Except

as

disclosed

in

the

Registration
Statement and the Prospectus, the Company and its subsidiaries own or have a valid license to, or can acquire on reasonable terms, adequate rights to

all patents, patent rights, licenses, inventions,
copyrights,

know-how

(including

trade

secrets

and

other

unpatented

and/or

unpatentable
proprietary or confidential

information, systems or

procedures), trademarks, service

marks, trade
names or

other intellectual

property (collectively,

“
Intellectual Property
”) used

in or

necessary
to carry on the business now operated by them.

Except as disclosed in the Registration Statement
and the

Prospectus, neither the

Company nor any

of its subsidiaries

has received any

written notice
or is otherwise aware of any infringement of or conflict with asserted rights of others with respect

to

any

Intellectual

Property

or

of

any

facts

or

circumstances

which

would

render

any

of

their
Intellectual

Property

invalid

or

inadequate

to

protect

the

interest

of

the

Company

or

any

of

its
subsidiaries therein, nor does the operation of the

Company’s or its

subsidiaries’ business as now
operated by them

infringe or conflict

with the Intellectual

Property of others,

in each case

which
infringement or conflict (if

the subject of any

unfavorable decision, ruling or finding)

or invalidity
or inadequacy,

singly

or

in the

aggregate,

would reasonably

be

expected

to result

in a

Material
Adverse Effect.

(x)

Environmental

Laws.

Except

as

described

in

the

Registration

Statement

and

the
Prospectus or would not, singly or in the aggregate, reasonably be expected to result in a Material
Adverse Effect, (A) neither the Company nor any of

its subsidiaries is in violation of any federal,
state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law
or

any

judicial

or

administrative

interpretation

thereof,

including

any

judicial

or

administrative
order,

consent,

decree

or

judgment,

relating

to

pollution

or

protection

of

human

health,

the
environment (including, without limitation, ambient air,

surface water, groundwater,

land surface
or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release

or

threatened

release

of

chemicals,

pollutants,

contaminants,

wastes,

toxic

substances,
hazardous

substances,

petroleum

or

petroleum

products,

asbestos-containing

materials

or

mold
(collectively,

“
Hazardous

Materials
”)

or

to

the

manufacture,

processing,

distribution,

use,
treatment,

storage,

disposal,

transport

or

handling

of

Hazardous

Materials

(collectively,
“
Environmental

Laws
”), (B)

the Company

and its

subsidiaries have

all permits,

authorizations
and approvals required

under any applicable

Environmental Laws and

are each in

compliance with
their

requirements,

(C)

there

are

no

pending

or,

to

the

knowledge

of

the

Company,

threatened
administrative, regulatory or

judicial actions, suits,

demands, demand letters,

claims, liens, notices
of noncompliance or

violation, investigations

or proceedings relating

to any

Environmental Law
or Hazardous Materials

against the Company

or any of its

subsidiaries and (D) to

the knowledge
of the Company,

there are no events or circumstances that

would reasonably be expected to

form
the basis of

an order

for clean-up or

remediation, or

an action,

suit or proceeding

by any

private
party or Governmental Entity, against or affecting

the Company or any of its subsidiaries relating
to Hazardous Materials or any Environmental Laws.

(y)

Accounting

Controls.

The

Company

maintains

a

system

of

internal

control

over
financial

reporting

(as

defined

under

Rule

13-a15

and

15d-15

under

the

Exchange

Act)

and

a
system

of

internal

accounting

controls

sufficient

to

provide

reasonable

assurances

that

(A)
transactions are executed in accordance with management’s general or specific authorization; (B)
transactions are recorded as necessary to permit preparation of financial statements in conformity
with

GAAP

and

to

maintain

accountability

for

assets;

(C)

access

to

assets

is

permitted

only

in
accordance with management’s

general or specific authorization; (D)

the recorded accountability
for

assets

is

compared

with

the

existing

assets

at

reasonable

intervals

and

appropriate

action

is
taken with

respect to

any differences; and

(E) the

interactive data

in eXtensible

Business Reporting
Language included or incorporated by reference in the Registration

Statement and the Prospectus
fairly presents

the information called

for in

all material

respects and

is prepared

in accordance

with
the Commission's rules and guidelines

applicable thereto. Except as described in

the Registration
Statement

and

the

Prospectus,

since

the

end

of

the

Company’s

most

recent

audited

fiscal

year,
there has been

(1) no material

weakness in the

Company’s internal control over financial

reporting
(whether or

not remediated)

and (2)

no change

in the

Company’s

internal control

over financial

reporting that has

materially affected,

or is reasonably

likely to materially

affect, the Company’s
internal control over financial reporting.

(z)

Compliance with

the Sarbanes-Oxley

Act.

The Company

has taken

all necessary
actions to ensure that it is in compliance in all material respects with the Sarbanes-Oxley Act that are in effect, and only to the extent that such

provisions are applicable to the Company as of such
time.

(aa)

Payment

of

Taxes.

Except

as

disclosed

in

the

Registration

Statement

and

the
Prospectus, all income tax returns of the Company and its subsidiaries required by law to be filed
by

the

Company

and

its

subsidiaries

have

been

filed

and

are

true,

correct

and

complete

in

all
material respects and all taxes,

interest, penalties or additional amounts

shown by such returns or
otherwise assessed

(whether imposed

directly or

through withholding),

which are

due and

payable,
have been

paid, except

assessments against

which appeals

have been

or will

be promptly

taken,
are being contested in

good faith and as

to which adequate reserves

have been provided. Except as
disclosed in the Registration Statement

and the Prospectus, the Company and

its subsidiaries have
filed all

other tax

returns that

are required

to have

been filed

by them

pursuant to

applicable tax
law, and

all such tax returns are true, correct

and complete in all material respects, except

insofar
as the failure to file such returns

would not reasonably be expected to result in a

Material Adverse
Effect. Except as disclosed in the Registration Statement and the

Prospectus, the Company and its
subsidiaries

have

paid

all

taxes

shown

as

due

pursuant

to

such

returns

or

pursuant

to

any
assessment received

by the

Company and

its subsidiaries,

except for

such taxes,

if any, as are

being
contested in good faith and as to which adequate reserves have been established by the Company, or except insofar

as the failure

to pay such

taxes would

not reasonably be

expected to result

in a
Material

Adverse

Effect.

The

charges,

accruals

and

reserves

on

the

books

of

the

Company

in
respect

of

any

income

and

corporation

tax

liability

for

any

years

not

finally

determined

are
adequate to

meet

any

assessments

or re-assessments

for

additional tax

for

any

years not

finally
determined, except to

the extent of

any inadequacy that

would not reasonably

be expected to

result
in a Material Adverse Effect.

(bb)

Insurance.

Except

as

disclosed

in

the

Registration

Statement

and

the

Prospectus,
the Company and its subsidiaries carry

or are entitled to the benefits of insurance,

with financially
sound and reputable

insurers, in such

amounts and covering

such risks as

the Company reasonably
believes is adequate to conduct its business and the business of its subsidiaries as described in the
Registration Statement and the Prospectus, and all

such insurance is in full force

and effect except
where

the

failure

to

carry

such

insurance

or

have

such

insurance

be

in

full

effect

would

not
reasonably

be

expected

to

result

in

a

Material

Adverse

Effect.

Except

as

disclosed

in

the
Registration Statement and the Prospectus, the Company has no reason to believe that it or any of its

subsidiaries

will

not be

able

(A)

to

renew

its

existing

insurance coverage

as

and

when

such
policies expire or

(B) to obtain comparable

coverage from similar institutions

as may be

necessary
or

appropriate

to

conduct

its

business

as

presently

conducted

and

at

a

cost

that

would

not
reasonably be expected to result in a Material Adverse Effect.

(cc)

Investment Company Act.

The Company is

not required,

and upon

the issuance and
sale

of

the

Shares

as

herein

contemplated

and

the

application

of

the

net

proceeds

therefrom

as
described in the Prospectus will

not be required, to register

as an “investment company” under

the
Investment Company Act of 1940, as amended (the “ Investment Company Act”).

(dd)

Absence of Manipulation. Neither the Company nor any controlled Affiliate of the
Company has taken, nor will

the Company or any controlled

Affiliate take, directly or

indirectly,
any

action

which

is

designed,

or

would

reasonably

be

expected, to

cause

or

result

in,

or

which
constitutes,

the

stabilization

or

manipulation

of

the

price

of

any

security

of

the

Company

to
facilitate the

sale or

resale of

the Shares

or result

in a

violation of

Regulation M

under the

Exchange
Act.

(ee)

Anti-Corruption

and

Anti-Bribery

Laws.

None

of

the

Company,

any

of

its
subsidiaries

nor,

to

the

knowledge

of

the

Company,

any

director,

officer,

agent,

employee,
controlled Affiliate

or other person

acting on

behalf of the

Company or

any of its

subsidiaries is
aware of

or has

taken

any action,

directly or

indirectly,

that would

result

in a

violation by

such
persons of the Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and similar

laws

of

other

jurisdictions

where

the

Company

conducts

business

(collectively,

“
Anti-
Corruption Laws
”), including,

without limitation, making

an offer,

payment, promise

to pay or
authorization

of

the

payment

of

any

money,

or

other

property,

gift,

promise

to

give,

or
authorization of the

giving of anything

of value to

any government official

or any political

party
or official thereof or

any candidate for political

office, in contravention of

Anti-Corruption Laws
and the Company and, to the knowledge of the Company, its controlled Affiliates have conducted their

businesses

in

compliance

with

Anti-Corruption

Laws

and

have

instituted

and

maintain
policies

and

procedures

designed

to

ensure,

and

which

are

reasonably

expected

to

continue

to
ensure,

continued

compliance

therewith.

Except

as

otherwise

disclosed

in

the

Registration
Statement and the

Prospectus, neither the

Company nor any

of its subsidiaries

nor, to

the best of
the Company’s

knowledge, any

employee or

agent of the

Company or

any subsidiary,

has made
any contribution or other payment to any official of, or candidate for, any federal,

state or foreign
office

in

violation

of

any

law

or

of

the

character

required

to

be

disclosed

in

the

Registration
Statement and the Prospectus.
(ff)

Money Laundering Laws.

The operations of

the Company and

its subsidiaries are
and have

been conducted

at all

times in

compliance with applicable

financial recordkeeping

and
reporting

requirements

of

the

Currency

and

Foreign

Transactions

Reporting

Act

of

1970,

as
amended, the

money laundering

statutes of

all jurisdictions

where the

Company and

its subsidiaries
conduct business, the rules and

regulations thereunder and any related

or similar rules, regulations
or

guidelines,

issued,

administered

or

enforced

by

any

Governmental

Entity

(collectively,

the
“
Money Laundering

Laws
”); and no

action, suit

or proceeding by

or before any

Governmental
Entity

involving

the

Company or

any

of

its

subsidiaries

with

respect

to

the

Money

Laundering
Laws is pending or, to the knowledge of the Company,

threatened.

(gg)

OFAC.

None of the Company,

any of its subsidiaries nor,

to the knowledge of the
Company,

any

director,

officer,

agent,

employee,

controlled

Affiliate

or

representative

of

the
Company or

any of

its subsidiaries

is an

individual or

entity (“
Person
”) currently

the subject

or
target

of

any

sanctions

administered

or

enforced

by

the

United

States

Government,

including,
without

limitation,

the

U.S.

Department

of

the

Treasury’s

Office

of

Foreign

Assets

Control
(“ OFAC
”), the United

Nations Security Council

(“
UNSC
”), the European

Union, His

Majesty’s
Treasury

(“
HMT
”), or

other

relevant

sanctions

authority

(collectively,

“
Sanctions
”), nor

is

the
Company located,

organized or

resident in

a country

or territory

that is

the subject

of Sanctions;
and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend,
contribute or otherwise make

available such proceeds to any

subsidiaries, joint venture partners or

other Person, to fund any

activities of or business

with any Person, or in

any country or territory,
that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in

a

violation

by

any

Person

(including

any

Person

participating

in

the

transaction,

whether

as
underwriter, advisor, investor or otherwise) of Sanctions.

(hh)

Lending

Relationship
.
Except

as

disclosed

in

the

Registration

Statement

and

the
Prospectus,

the

Company

(i)

does

not

have

any

material

lending

or

other

relationship

with

any
bank or lending Affiliate of the Agent and (ii) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any Affiliate of the Agent.

(ii)

Statistical

and

Market-Related

Data.

Any

statistical

and

market-related

data
included in the Registration Statement

or the Prospectus are based

on or derived from sources that
the

Company

believes,

after

reasonable

inquiry,

to

be

reliable

and

accurate

and,

to

the

extent
required, the Company has obtained

the written consent to the use

of such data from such

sources.

(jj)

Cybersecurity.

Except

as

disclosed

in

the

Registration

Statement

and

the
Prospectus, there

has been

no security

breach or

incident, unauthorized

access or

disclosure, or
other compromise of or relating to the Company’s or its subsidiaries’ information technology and computer

systems,

networks,

hardware,

software,

data

and

databases

(including

the

data

and
information of their respective customers, employees,

suppliers, vendors and any third

party data
maintained, processed or stored by

the Company and its subsidiaries, and

any such data processed
or stored by third parties on behalf

of the Company and its subsidiaries), equipment

or technology
(collectively,

“
IT

Systems

and

Data
”),

except

as

has

not

resulted

in

material

liability

to

the
Company.

Except

as

disclosed

in

the

Registration

Statement

and

the

Prospectus,

neither

the
Company nor

its subsidiaries

have been

notified in

writing of,

and each

of them

have no

knowledge
of

any

event

or

condition

that

would

reasonably

be

expected

to

result

in,

any

material

security
breach or incident, unauthorized

access or disclosure or

other compromise to their IT

Systems and
Data. Except as disclosed

in the Registration

Statement and the Prospectus,

the Company and

its
subsidiaries

have

implemented

appropriate

controls,

policies,

procedures

and

technological
safeguards intended

to maintain

and protect

the integrity,

continuous operation,

redundancy and
security of their IT Systems and Data reasonably consistent with industry standards and practices,
or as

required by

applicable regulatory

standards. Except

as disclosed

in the

Registration Statement
and the Prospectus, and except as would not,

singly or in the aggregate, reasonably be expected

to
result in a Material Adverse Effect, the Company

and its subsidiaries are presently in compliance
with all applicable laws or statutes and all

judgments, orders, rules and regulations of any court or
arbitrator

or

governmental

or

regulatory

authority,

internal

policies

and

contractual

obligations
relating to

the privacy

and security

of IT

Systems and

Data and

to the

protection of

such IT

Systems
and Data from unauthorized use, access, misappropriation or modification.

(kk)

Stock

Exchange Listing.

The

Common

Shares

are

registered pursuant

to

Section
12(b) or 12(g) of

the Exchange Act and

are listed on

the Principal Market, and

the Company has
taken

no

action

designed

to,

or

likely

to

have

the

effect

of,

terminating

the

registration

of

the
Common

Shares

under

the

Exchange

Act

or

delisting

the

Common

Shares

from

the

Principal
Market,

nor

has

the

Company

received

any

notification

that

the

Commission

or

the

Principal
Market is contemplating terminating such

registration or listing.

To the Company’s knowledge, it
is in material compliance with all applicable listing requirements of the Principal Market.

(ll)

FINRA Matters.

All of the information provided to the Agent or

to counsel for the
Agent by the Company in connection

with the offering of the Shares is

true, complete, correct and
compliant with

FINRA rules

and any

letters, filings

or other

supplemental information

provided
to FINRA pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct.
(mm)

ERISA Compliance.

Except as

otherwise disclosed

in the

Prospectus, the

Company
and its subsidiaries and

any “employee benefit plan”

(as defined under the

Employee Retirement
Income

Security

Act

of

1974,

as

amended,

and

the

regulations

and

published

interpretations
thereunder (collectively,

“
ERISA
”)) established

or maintained

by the

Company,

its subsidiaries
or

their

“ERISA

Affiliates”

(as

defined

below)

are

in

compliance

in

all

material

respects

with
ERISA.

“
ERISA Affiliate
” means,

with respect

to the

Company or

any of

its subsidiaries,

any
member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal
Revenue Code of 1986, as amended, and the regulations

and published interpretations thereunder
(the “ Code
”) of

which the

Company or

such subsidiary

is a

member.

No “reportable event”

(as
defined

under

ERISA)

has

occurred

or

is

reasonably

expected

to

occur

with

respect

to

any
“employee benefit plan”

established or maintained

by the Company, its subsidiaries

or any of

their
ERISA Affiliates.

Except as otherwise

disclosed in the

Registration Statement and

the Prospectus,
no “employee benefit plan”

established or maintained by

the Company,

its subsidiaries or any

of
their ERISA Affiliates,

if such “employee

benefit plan” were

terminated, would have

any “amount
of unfunded

benefit liabilities”

(as defined

under ERISA).

Except as

otherwise disclosed

in the
Registration Statement and

the Prospectus and

except as would

not have a

Material Adverse

Effect
on the Company

and its subsidiaries,

taken as a

whole, neither the

Company,

its subsidiaries nor
any of

their ERISA

Affiliates

has incurred

or reasonably

expects to

incur any

liability under

(i)
Title IV of

ERISA with

respect to

termination of,

or withdrawal

from, any

“employee benefit

plan”
or

(ii)

Sections

412,

4971,

4975

or

4980B

of

the

Code.

Except

as

otherwise

disclosed

in

the
Registration Statement and

the Prospectus and

except as would

not have a

Material Adverse

Effect
on the Company and

its subsidiaries, taken as

a whole, each “employee

benefit plan” established
or maintained by the

Company, its subsidiaries or any of their ERISA Affiliates that is intended to
be qualified

under Section

401(a) of

the Code

is so

qualified and

nothing has

occurred, whether
by action or failure to act, which would cause the loss of such qualification.
(nn)

Brokers.

Except as otherwise

disclosed in the

Prospectus, there is no

broker, finder
or other party that

is entitled to

receive from the Company

any brokerage or finder’s

fee or other
fee or commission as a result of any transactions contemplated by this Agreement.
(oo)

Dividend Restrictions.

Except as disclosed in the Prospectus,

no subsidiary of the
Company is prohibited

or restricted, directly

or indirectly, from paying dividends to

the Company,
or from making

any other distribution

with respect to

such subsidiary’s

equity securities or

from
repaying to the

Company or any

other subsidiary of

the Company any

amounts that may

from time
to time

become due

under any

loans or

advances to

such subsidiary

from the

Company or

from
transferring any property or assets to the Company or to any other subsidiary.
(pp)

Clinical

Data and

Regulatory

Compliance.

Except

as

otherwise disclosed

in

the
Registration Statement

and the

Prospectus, and

except as

would not

have a

Material Adverse

Effect
on the Company

and its subsidiaries,

taken as a

whole, (i) the

pre-clinical studies and clinical

trials
conducted by or, to the knowledge of the Company, on behalf of or sponsored by the Company or its subsidiaries or in which

the Company or its subsidiaries

have participated, that are described

in

the

Registration

Statement

and

the

Prospectus,

or

the

results

of

which

are

referred

to

in

the
Registration

Statement

and

the

Prospectus,

as

applicable,

were,

and

if

still

pending

are,

being
conducted in all material

respects in accordance with the

protocols submitted to the

U.S. Food and
Drug Administration (the “ FDA
”) and other applicable

regulatory authorities (including, without
limitation,

any

foreign,

federal,

state

or

local

governmental

or

regulatory

authority

performing
functions similar

to those

performed by

the FDA)

(collectively,

the “
Regulatory Authorities ”),
the

applicable

rules

and

regulations

of

the

Regulatory

Authorities,

and

current

Good

Clinical
Practices and

Good Laboratory

Practices; (ii)

the descriptions

in the

Registration Statement

and
the Prospectus

of the

results of

such studies

and trials

are accurate

in all

material respects

and fairly
present in all material respects the data

derived therefrom; (iii) the Company has no knowledge

of
any other

studies or

trials not

described in

the Registration

Statement and

the Prospectus,

the results
of which

call into

question the

results described

or referred

to in

the Registration

Statement and
the Prospectus; (iv) the Company

and its subsidiaries have operated at

all times and are currently
in

material

compliance

with

all

applicable

statutes,

rules

and

regulations

of

the

Regulatory
Authorities;

and

(v)

neither

the

Company

nor

any

of

its

subsidiaries

have

received

any

written
notices,

correspondence

or

other

communications

from

the

Regulatory

Authorities

or

any

other
governmental

agency

requiring

the

termination,

modification

or

suspension

of

any

pre-clinical
studies or clinical trials that are described

in the Registration Statement and the Prospectus

or the
results

of

which

are

referred

to

in

the

Registration

Statement

and

the

Prospectus,

other

than
ordinary course communications with

respect to modifications in

connection with the design

and
implementation

of

such

studies

or

trials,

and,

to

the

Company’s

best

knowledge,

there

are

no
reasonable grounds for the same.
(qq)

Duties, Transfer Taxes,

Etc.

No stamp or other issuance or transfer taxes or duties
and no

capital gains,

income, withholding

or other

taxes are

payable by

the Agent

in the

United
States

or

any

political

subdivision

or

taxing

authority

thereof

or

therein

in

connection

with

the
execution, delivery or performance of this Agreement

by the Company or the sale

and delivery by
the Company of the Shares.
(rr)

Compliance

with

Health

Care

Laws.

Except

as

otherwise

disclosed

in

the
Registration Statement

or the

Prospectus and

except as

would be

reasonably expected

to have

a
Material Adverse Effect on the Company and its subsidiaries, taken as a whole, the Company and its

subsidiaries

are,

and

at

all

times

have

been,

in

compliance

with

all

applicable

Health

Care
Laws.

For purposes of this Agreement, “
Health Care Laws ” means: (i) the Federal Food, Drug,
and Cosmetic Act (21 U.S.C.

§§ 301 et seq.), the Public

Health Service Act (42 U.S.C. §§

201 et
seq.); (ii) all applicable federal, state, local and all

applicable foreign health care related fraud and
abuse

laws,

including,

without

limitation,

the

U.S.

Anti-Kickback

Statute

(42

U.S.C.

§

1320a-
7b(b)), the

U.S. False

Statements Law

(42 U.S.C.

§ 1320a-7b(a)),

the Civil

Monetary Penalties
Law (42

U.S.C. §1320a-7a),

the U.S.

Civil False

Claims Act

(31 U.S.C.

§ 3729

et seq.),

all criminal
laws relating

to health care

fraud and abuse,

including but not

limited to 18

U.S.C. §§ 286

and 287,
and

the

health

care

fraud

criminal

provisions

under

the

U.S.

Health

Insurance

Portability

and
Accountability

Act

of

1996

(“
HIPAA
”)

(42

U.S.C.

§§

1320d

et

seq.),

the

Physician

Payments
Sunshine Act

(42 U.S.C.

§ 1320a-7h),

the exclusion

law (42

U.S.C. §1320a-7);

(iii) HIPAA,

as
amended by the Health Information

Technology for Economic and Clinical Health Act (42

U.S.C.
§§ 17921 et seq.); (iv) regulations

promulgated pursuant to such statutes; and

(v) any and all other
applicable federal,

state, or

foreign health

care laws

and regulation

applicable to

the ownership,
testing,

development,

manufacture,

packaging,

processing,

use,

distribution,

marketing,

advertising,

labeling,

promotion,

sale,

offer

for

sale,

storage,

import,

export

or

disposal

of

any
product manufactured

or distributed

by the

Company.

Neither the

Company nor

its subsidiaries
has

received

written

notice

of

any

claim,

action,

suit,

proceeding,

hearing,

enforcement,
investigation, arbitration or

other action from

any court or

arbitrator or governmental

or regulatory
authority

or

third

party

alleging

that

it

is

in

violation

of

any

Health

Care

Laws,

and,

to

the
Company’s

knowledge,

no

such

claim,

action,

suit,

proceeding,

hearing,

enforcement,
investigation, arbitration or

other action is

threatened.

Neither the Company

nor its subsidiaries,
nor their

respective officers, directors,

employees, contractors

or agents, is

a party to

any corporate
integrity

agreements,

monitoring

agreements,

consent

decrees,

settlement

orders,

or

similar
agreements with

or imposed

by any

governmental or

regulatory authority.

Additionally,

neither
the Company

nor any

of its

employees, officers,

directors, contractors

or agents,

nor its

subsidiaries
or any of the subsidiary’s employees, officers, directors, contractors or agents, has been excluded, suspended or

debarred from

participation in

any U.S.

federal health

care program

(as defined

in
42

U.S.C.

§

1320a-7b(f))

or

human

clinical

research

or,

to

the

knowledge

of

the

Company,

is
subject

to

a

governmental

inquiry,

investigation,

proceeding,

or

other

similar

action

that

could
reasonably be expected to

result in such

debarment, suspension, or

exclusion. The Company

and
its

subsidiaries

have

filed,

obtained,

maintained

or

submitted

all

material

reports,

documents,
forms,

notices,

applications,

records,

claims,

submissions

and

supplements

or

amendments

as
required by

the Health

Care Laws,

and all

such reports,

documents, forms,

notices, applications,
records, claims, submissions

and supplements

or amendments

were timely, complete, accurate

and
not misleading

on the date

filed in all

material respects

(or were corrected

or supplemented by

a
subsequent submission).
(ss)

Forward-Looking Statements.

No forward-looking

statement (within

the meaning
of Section 27A

of the Securities

Act and Section

21E of the

Exchange Act) (a

“
Forward-Looking
Statement
”)

contained

in

the

Registration

Statement

and

the

Prospectus

has

been

made

or
reaffirmed without a reasonable basis or has been disclosed other than in good faith.
(tt)

Other Agreements. The Company is not a party

to any agreement with an agent or
underwriter for any other “at the market” or continuous equity transaction.

Any

certificate

signed

by

any

officer

or

representative

of

the

Company

or

any

of

its
subsidiaries and delivered to the Agent or counsel for the Agent in connection with an offering or sale of Shares shall

be deemed a representation

and warranty by the

Company to the

Agent as to
the matters covered thereby on the date of such certificate.
The

Company

acknowledges

that

the

Agent

and,

for

purposes

of

the

opinions

to

be
delivered pursuant to Section 4(p) hereof, counsel to

the Company and counsel to the Agent, will
rely upon

the accuracy

and truthfulness

of the

foregoing representations

and hereby

consents to
such reliance.
Section 3.

OFFER AND SALE OF COMMON SHARES
(a)

Sale of Securities.

On the basis of

the representations, warranties and

agreements
herein contained,

but subject

to the

terms and

conditions

herein set

forth,

the Company

and the
Agent agree that

the Company may

from time to

time seek to

sell Shares through

the Agent, acting
as sales

agent,

or directly

to the

Agent,

acting

as

principal,

as follows,

with an

aggregate

Sales

Price of up to the Maximum Program Amount, based on and in accordance with Issuance Notices as the Company may deliver, during the Agency Period.

(b)

Mechanics of Issuances.

(i)

Issuance

Notice.

Upon

the

terms

and

subject

to

the

conditions

set

forth
herein, on any Trading Day during the Agency

Period on which the conditions set

forth in Section
5(a) and

Section 5(b)

shall have

been satisfied,

the Company

may exercise

its right

to request

a
sale of

Shares by

delivering to

the Agent

an Issuance

Notice; provided,

however,

that (A)

in no
event may the Company deliver an Issuance Notice to the extent that the sum of (x) the aggregate
Sales Price of the requested Issuance

Amount, plus (y) the aggregate

Sales Price of all Shares

sold
under

all

previous

Issuance

Notices

effected

pursuant

to

this

Agreement,

would

exceed

the
Maximum Program Amount; and (B) prior to delivery

of any Issuance Notice, the period set forth
for any previous Issuance Notice shall have expired or been terminated. An

Issuance Notice shall
be considered delivered on the Trading Day that it is received by e-mail to the persons set forth in
Schedule A hereto

and confirmed by

the Company by

telephone (including a

voicemail message
to the

persons so

identified), with

the understanding

that, with

adequate prior

written notice,

the
Agent may modify the list of such persons from time to time.

(ii)

Agent Efforts.

Upon the terms and

subject to the conditions set

forth in this
Agreement, upon the

receipt of an

Issuance Notice, the

Agent will use

its commercially reasonable
efforts

consistent with

its normal

sales and

trading practices

to place

the

Shares with

respect to
which the

Agent has

agreed to

act as

sales agent,

subject to,

and in

accordance with

the information
specified

in,

the

Issuance

Notice,

unless

the

sale

of

the

Shares

described

therein

has

been
suspended, cancelled

or otherwise terminated

in accordance with

the terms of

this Agreement.

For
the avoidance of doubt, the parties to

this Agreement may modify an Issuance Notice

at any time
provided they both agree in writing to any such modification.

(iii)

Method

of

Offer

and

Sale.

The

Shares

may

be

offered

and

sold

(A)

in
negotiated transactions with the consent of the Company

or (B) by any other method permitted

by
law deemed to

be an “
at the market

offering
” as defined

in Rule 415(a)(4)

under the Securities
Act, including block

transactions, sales made directly

on the Principal

Market or sales made

into
any

other

existing

trading

market

of

the

Common

Shares.

Nothing

in

this

Agreement

shall

be
deemed to require either

party to agree to

the method of offer

and sale specified in

the preceding
sentence, and (except as specified in clause (A) above) the method of placement of any Shares by the Agent shall be at the Agent’s discretion.
(iv)

Confirmation to the

Company.

If acting

as sales

agent hereunder, the

Agent
will provide

written confirmation

to the

Company no

later than

the opening

of the

Trading

Day
next following the Trading Day on which

it has placed Shares hereunder setting forth the number
of shares sold on such Trading Day, the corresponding Sales Price and the Issuance Price payable to the Company in respect thereof.

(v)

Settlement.

Each sale of

Shares will be settled

on the applicable

Settlement
Date

for

such

sale

of

Shares

and,

subject

to

the

provisions

of

Section

5,

on

or

before

each
Settlement Date,

the Company

will, or

will cause

its transfer

agent to,

electronically transfer

the
Shares

being

sold

by

crediting

the

Agent

or

its

designee’s

account

at

The

Depository

Trust

Company through its

Deposit/Withdrawal At Custodian (DWAC) System, or by such other means of delivery as

may be mutually agreed

upon by the parties

hereto and, upon receipt

of such Shares,
which in all cases

shall be freely tradable,

transferable, registered shares in good

deliverable form,
the Agent will deliver, by wire transfer of immediately available funds,

the related Issuance Price
in same

day funds

delivered to

an account

designated by

the Company

prior to

the Settlement

Date.

The Company

may sell

Shares to

the Agent

as principal

at a

price agreed

upon at

each relevant
time Shares are sold pursuant to this Agreement (each, a “ Time of Sale
”).

(vi)

Suspension

or

Termination

of

Sales.

Consistent

with

standard

market
settlement

practices,

the

Company

or

the

Agent

may,

upon

notice

to

the

other

party

hereto

in
writing or by telephone (confirmed

immediately by verifiable e-mail), suspend

any sale of Shares,
and the

period set forth

in an Issuance

Notice shall immediately

terminate; provided, however, that
(A)

such

suspension

and

termination

shall

not

affect

or

impair

either

party’s

obligations

with
respect

to

any

Shares

placed

or

sold

hereunder

prior

to

the

receipt

of

such

notice;

(B)

if

the
Company

suspends

or

terminates

any

sale

of

Shares

after

the

Agent

confirms

such

sale

to

the
Company, the Company shall

still be

obligated to

comply with

Section 3(b)(v)

with respect

to such
Shares; and

(C) if

the Company

defaults in

its obligation

to deliver

Shares on

a Settlement

Date
(other than as a

result of the failure by

the Agent to perform

its obligations under this Agreement),
the Company

agrees that

it will

hold the

Agent harmless

against any

loss, claim,

damage or

expense
(including, without

limitation, penalties,

interest

and reasonable

and documented

legal fees

and
expenses),

as

incurred,

arising

out

of

or

in

connection

with

such

default

by

the

Company.

The
parties hereto acknowledge

and agree that, in

performing its obligations under

this Agreement, the
Agent

may

borrow

Common

Shares

from

stock

lenders

in

the

event

that

the

Company

has

not
delivered Shares

to

settle

sales

as

required

by

subsection

(v)

above,

and

may

use

the

Shares

to
settle or

close out

such borrowings.

The Company

agrees that

no such

notice shall

be effective
against the

Agent unless

it is

made to

the persons

identified in

writing by

the Agent

pursuant to
Section 3(b)(i).

(vii)

No Guarantee of Placement,

Etc.

The Company acknowledges and

agrees
that

(A)

there

can

be

no

assurance that

the

Agent

will

be

successful

in

placing

Shares;

(B)

the
Agent will

incur no

liability or

obligation to

the Company

or any

other Person if

it does

not sell
Shares;

and

(C)

the

Agent

shall

be

under no

obligation

to

purchase Shares

on

a

principal

basis
pursuant

to

this

Agreement,

except

as

otherwise

specifically

agreed

by

the

Agent

and

the
Company.
(viii)

Material Non-Public Information.

Notwithstanding any other provision

of
this Agreement,

the Company

and the

Agent agree

that the

Company shall

not deliver

any Issuance
Notice to the

Agent, and the

Agent shall not

be obligated to

place any Shares,

during any period
in which the Company is in possession of material non-public information.
(c)

Fees.

As compensation for services rendered,

the Company shall pay to

the Agent,
on the

applicable Settlement

Date, the

Selling

Commission

for the

applicable Issuance

Amount
(including with

respect to

any suspended

or terminated

sale pursuant

to Section

3(b)(vi)) by

the
Agent deducting the Selling Commission from the applicable Issuance Amount.
(d)

Expenses.

The

Company

agrees

to

pay

all

costs,

fees

and

expenses

incurred

in
connection

with

the

performance

of

its

obligations

hereunder

and

in

connection

with

the

transactions

contemplated

hereby,

including

without

limitation

(i)

all

expenses

incident

to

the
issuance and

delivery of

the Shares

(including all

printing and

engraving costs);

(ii) all

fees and
expenses

of

the

registrar

and

transfer

agent

of

the

Shares;

(iii)

all

necessary

issue,

transfer

and
other stamp taxes in

connection with the issuance

and sale of the

Shares; (iv) all fees

and expenses
of the Company’s

counsel, independent public or certified public accountants

and other advisors;
(v) all

costs and

expenses incurred

in connection

with the

preparation, printing,

filing, shipping
and distribution of the Registration Statement (including

financial statements, exhibits, schedules,
consents

and

certificates

of

experts),

the

Prospectus,

any

Free

Writing

Prospectus

(as

defined
below) prepared by or on

behalf of, used by,

or referred to by the

Company,

and all amendments
and

supplements

thereto,

and

this

Agreement;

(vi)

all

filing

fees,

attorneys’

fees

and

expenses
incurred by the

Company or the

Agent in connection

with qualifying or

registering (or obtaining
exemptions from the qualification or

registration of) all or any

part of the Shares for offer and

sale
under

the

state

securities

or

blue

sky

laws

or

the

provincial

securities

laws

of

Canada,

and,

if
requested

by

the

Agent,

preparing

and

printing

a

“
Blue

Sky

Survey
”

or

memorandum

and

a
“Canadian

wrapper”,

and

any

supplements

thereto,

advising

the

Agent

of

such

qualifications,
registrations, determinations

and exemptions;

(vii) the

reasonable fees

and disbursements

of the
Agent’s counsel, including

the reasonable

fees and

expenses of

counsel for

the Agent

in connection
with,

FINRA

review,

if

any,

and

approval

of

the

Agent’s

participation

in

the

offering

and
distribution of the Shares; (viii) the filing fees incident to FINRA review,

if any; and (ix) the fees
and

expenses

associated

with

listing

the

Shares

on

the

Principal

Market.

The

fees

and
disbursements of Agent’s counsel pursuant

to subsections (vi)

and (vii) above

shall not exceed

(A)
$75,000 in connection

with the execution

of this Agreement

and (B) $25,000

in connection with
each Triggering Event

Date (as defined below) involving

the filing of a

Form 10-K on which

the
Company

is

required

to

provide

a

certificate

pursuant

to

Section

4(o)

and

(C)

$15,000

in
connection with

each other

Triggering

Event Date

(as defined

below) on

which the

Company is
required to provide a certificate pursuant to Section 4(o).
Section 4.

ADDITIONAL COVENANTS
The

Company

covenants and

agrees with

the

Agent

as

follows,

in

addition to

any

other
covenants and agreements made elsewhere in this Agreement:
(a)

Exchange Act Compliance.

During the Agency Period, the Company shall (i) file,
on

a

timely

basis,

with

the

Commission

all

reports

and

documents

required

to

be

filed

under
Section 13, 14

or 15 of

the Exchange Act

in the

manner and within

the time periods

required by
the Exchange Act; and (ii) either (A) include

in its quarterly reports on Form 10-Q and

its annual
reports on

Form 10-K,

a summary

detailing, for

the relevant

reporting period,

(1) the

number of
Shares sold through

the Agent pursuant to

this Agreement and (2)

the net proceeds received

by the
Company from such

sales or

(B) prepare a

prospectus supplement

containing, or include

in such
other

filing

permitted

by

the

Securities

Act

or

Exchange

Act

(each

an

“
Interim

Prospectus
Supplement
”), such summary information and, at least once a

quarter and subject to this

Section
4, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act

(and
within the time periods required by Rule 424(b) and Rule 430B under the Securities Act)).
(b)

Securities Act

Compliance.

After the

date of

this Agreement,

the Company

shall
promptly

advise

the

Agent

in

writing

(i)

of

the

receipt

of

any

comments

of,

or

requests

for
additional

or

supplemental

information

from,

the

Commission

relating

to

the

Registration

Statement or the

Prospectus; (ii) of

the time

and date

of any

filing of any

post-effective amendment
to

the

Registration

Statement,

any

Rule

462(b)

Registration

Statement

or

any

amendment

or
supplement to the

Prospectus, any Free

Writing Prospectus; (iii) of

the time and

date that any

post-
effective

amendment

to

the

Registration

Statement

or

any

Rule

462(b)

Registration

Statement
becomes effective;

and (iv) of

the issuance by

the Commission

of any stop

order suspending the
effectiveness

of

the

Registration

Statement

or

any

post-effective

amendment

thereto,

any

Rule
462(b) Registration Statement or any amendment or supplement to the Prospectus or of any order preventing

or

suspending

the

use

of

any

Free

Writing

Prospectus

or

the

Prospectus,

or

of

any
proceedings to remove,

suspend or terminate

from listing or

quotation the Common

Shares from
any

securities

exchange

upon

which

they

are

listed

for

trading

or

included

or

designated

for
quotation, or

of the

threatening or

initiation of

any proceedings for

any of

such purposes.

If the
Commission shall

enter any such

stop order at

any time, the

Company will use

its best efforts

to
obtain the

lifting of

such order

as soon

as practicable.

Additionally,

the Company

agrees that

it
shall comply with the provisions of Rule 424(b) and Rule 433,

as applicable, under the Securities
Act and

will use its

reasonable efforts to

confirm that any

filings made by

the Company under

such
Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(c)

Amendments and Supplements to the

Prospectus and Other Securities Act

Matters.

If

any

event

shall

occur

or

condition

exist

as

a

result

of

which

it

is

necessary

to

amend

or
supplement the

Prospectus so

that the

Prospectus does

not include

an untrue

statement of

a material
fact or omit

to state a

material fact necessary in

order to make

the statements therein, in

the light
of the circumstances when

the Prospectus is

delivered to a purchaser,

not misleading, or

if in the
opinion of

the Agent

or counsel

for the

Agent it

is otherwise

necessary to

amend or

supplement
the Prospectus to

comply with

applicable law,

including the

Securities Act, the

Company agrees
(subject

to

Section

4(d)

and

Section

4(f))

to

promptly

prepare,

file

with

the

Commission

and
furnish at its own expense to the Agent, amendments or supplements to the Prospectus (including by filing a document incorporated by reference

therein) so that the statements in the Prospectus as
so amended or

supplemented will not

include an untrue

statement of a

material fact or

omit to state
a material fact necessary in order to make the statements therein, in the light of the circumstances when

the

Prospectus

is

delivered

to

a

purchaser,

be

misleading

or

so

that

the

Prospectus,

as
amended or supplemented, will comply with applicable law including the Securities Act.

Neither
the Agent’s consent

to, or

delivery of,

any such

amendment or

supplement shall

constitute a

waiver
of any of the Company’s obligations under Section 4(d) and Section 4(f).
(d)

Agent’s Review of Proposed Amendments and

Supplements.

Prior to amending or
supplementing the Registration

Statement (including any

Rule 462(b) Registration

Statement) or
the Prospectus (excluding

any amendment or

supplement through incorporation of

any report filed
under the Exchange Act),

the Company shall furnish

to the Agent for

review, a reasonable amount
of time

prior to

the proposed

time of

filing or

use thereof,

a copy

of each

such proposed

amendment
or

supplement,

but

only

insofar

as

such

proposed

amendment

or

supplement

relates

to

the
transactions

contemplated

hereby,

and

the

Company

shall

not

file

or

use

any

such

proposed
amendment

or

supplement

without

the

Agent’s

prior

consent,

and

to

file

with

the

Commission
within

the

applicable

period

specified

in

Rule

424(b)

under

the

Securities

Act

any

prospectus
required to be filed pursuant to such Rule.
(e)

Use of Free Writing Prospectus. Neither the Company nor the Agent has prepared, used, referred to or distributed, or

will prepare, use, refer to or distribute,

without the other party’s

prior written consent, any “written communication” that constitutes a

“free writing prospectus” as
such

terms

are

defined

in

Rule

405

under

the

Securities

Act

with

respect

to

the

offering
contemplated by

this Agreement

(any such

free writing

prospectus being

referred to

herein as

a
“ Free Writing Prospectus ”).
(f)

Free Writing Prospectuses.

The Company shall furnish to

the Agent for review,

a
reasonable

amount

of

time

prior

to

the

proposed

time

of

filing

or

use

thereof,

a

copy

of

each
proposed Free Writing

Prospectus or any amendment

or supplement thereto to

be prepared by or
on behalf of, used by,

or referred to by the

Company and the Company

shall not file, use or

refer
to

any

proposed

Free

Writing

Prospectus

or

any

amendment

or

supplement

thereto

without

the
Agent’s consent, which

shall not

be unreasonably

withheld, conditioned

or delayed.

The Company
shall furnish

to the

Agent, without

charge, as

many copies

of any

Free Writing Prospectus

prepared
by or on behalf of, or used

by the Company,

as the Agent may reasonably request.

If at any time
when a

prospectus is

required by

the Securities

Act (including,

without limitation,

pursuant to

Rule
173(d))

to

be

delivered

in

connection

with

sales

of

the

Shares

(but

in

any

event

if

at

any

time
through

and

including

the

date

of

this

Agreement)

there

occurred

or

occurs

an

event

or
development as a

result of

which any Free

Writing

Prospectus prepared by

or on behalf

of, used
by,

or referred to by

the Company conflicted or

would conflict with the

information contained in
the Registration Statement or

included or would include

an untrue statement of

a material fact or
omitted or would omit to state

a material fact necessary in order

to make the statements therein, in
the

light

of

the

circumstances

prevailing

at

that

subsequent

time,

not

misleading,

the

Company
shall promptly

amend or

supplement such

Free

Writing

Prospectus to

eliminate or

correct such
conflict or so that the statements in such Free Writing Prospectus as so amended or supplemented will not include an untrue statement of a material

fact or omit to state a material fact necessary in
order to

make the

statements therein,

in the

light of

the circumstances

prevailing at

such subsequent
time,

not

misleading,

as

the

case

may

be;

provided,

however,

that

prior

to

amending

or
supplementing

any

such

Free

Writing

Prospectus,

the

Company

shall

furnish

to

the

Agent

for
review, a

reasonable amount of time

prior to the proposed time

of filing or use thereof,

a copy of
such proposed amended or supplemented

Free Writing Prospectus and the Company shall

not file,
use or

refer to

any such

amended or

supplemented Free

Writing

Prospectus without

the Agent’s
consent, which shall not be unreasonably withheld, conditioned or delayed.
(g)

Filing of Agent

Free Writing Prospectuses.

The Company shall not

take any action
that would

result in

the Agent

or the

Company being

required to

file with

the Commission pursuant
to Rule 433(d) under the Securities Act a Free Writing Prospectus prepared by or on behalf of the
Agent that the Agent otherwise would not have been required to file thereunder.
(h)

Copies of Registration Statement

and Prospectus.

After the date of

this Agreement
through

the

last

time

that

a

prospectus

is

required

by

the

Securities

Act

(including,

without
limitation,

pursuant

to

Rule

173(d))

to

be

delivered

in

connection

with

sales

of

the

Shares,

the
Company

agrees

to

furnish

the

Agent

with

copies

(which

may

be

electronic

copies)

of

the
Registration Statement and

each amendment thereto,

and with copies

of the Prospectus

and each
amendment or supplement

thereto in the

form in

which it is

filed with the

Commission pursuant
to the Securities Act or Rule 424(b) under the Securities Act, both in such quantities as the Agent may reasonably

request from

time to

time; and,

if the

delivery of

a prospectus

is required

under
the Securities

Act or

under the

blue sky

or securities

laws of

any jurisdiction

at any

time on

or
prior to the

applicable Settlement Date

for any period set

forth in an Issuance

Notice in connection

with the

offering

or sale

of the

Shares and

if at

such time

any event

has occurred

as a

result of
which the

Prospectus as

then amended

or supplemented

would include

an untrue

statement of

a
material fact or

omit to state

any material fact

necessary in order

to make the

statements therein,
in the light of the circumstances under which they

were made when such Prospectus is delivered,
not misleading,

or,

if

for

any other

reason it

is

necessary during

such same

period to

amend

or
supplement

the

Prospectus

or

to

file

under

the

Exchange

Act

any

document

incorporated

by
reference in

the

Prospectus

in

order to

comply

with

the

Securities

Act

or

the

Exchange

Act,

to
notify the Agent and to

request that the Agent suspend

offers to sell Shares (and, if

so notified, the
Agent shall

cease such

offers

as soon

as practicable);

and if

the

Company decides

to amend

or
supplement

the

Registration

Statement

or

the

Prospectus

as

then

amended

or

supplemented,

to
advise the Agent

promptly by

telephone (with confirmation

in writing) and

to prepare and

cause
to

be

filed

promptly

with

the

Commission

an

amendment

or

supplement

to

the

Registration
Statement or the Prospectus as

then amended or supplemented that will

correct such statement or
omission

or

effect

such

compliance,

including

by

filing

a

document

incorporated

by

reference
therein;

provided,

however,

that

if

during

such

same

period

the

Agent

is

required

to

deliver

a
prospectus in

respect of

transactions in

the Shares,

the Company

shall promptly

prepare and file
with the Commission such an amendment or supplement.
(i)

Blue Sky Compliance.

The Company shall

cooperate with the Agent

and counsel
for

the

Agent

to

qualify

or

register

the

Shares

for

sale

under

(or

obtain

exemptions

from

the
application of) the state securities or blue

sky laws or Canadian provincial securities laws

of those
jurisdictions

designated

by

the

Agent,

shall

comply

with

such

laws

and

shall

continue

such
qualifications, registrations and exemptions in effect so long as required for the distribution of the
Shares.

The Company

shall not

be required

to qualify as

a foreign

corporation or

to take

any action
that would subject it to general

service of process in any such jurisdiction

where it is not presently
qualified or

where

it

would

be subject

to taxation

as a

foreign corporation.

The Company

will
advise the

Agent promptly

of the

suspension of

the qualification

or registration

of (or

any such
exemption relating to)

the Shares for

offering, sale or

trading in any

jurisdiction or any

initiation
or threat

of any

proceeding for

any such

purpose,

and in

the event

of the

issuance of

any order
suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof as soon as practicable.
(j)

Earnings

Statement.

As

soon

as

practicable,

the

Company

will

make

generally
available to

its security holders

and to the

Agent an earnings

statement (which need

not be audited)
covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after

the date

of this

Agreement which

shall satisfy

the provisions

of Section

11(a)

of
the

Securities

Act

and

Rule

158

under

the

Securities

Act;

provided

that

the

Company

shall

be
deemed to have furnished such

statements to its security holders

and the Agent to the

extent they
are filed on the Commission’s EDGAR system or any successor to such system.
(k)

Listing;

Reservation

of

Shares.

(a)

The

Company

will

use

commercially
reasonable

efforts

to

maintain

the

listing

of

the

Shares

on

the

Principal

Market;

and

(b)

the
Company will

reserve and keep

available during each

period beginning

on the first

Trading Day
of the selling

period indicated in

each Issuance Notice

and ending on

the second Trading Day after
the earlier

of (i) the

last Trading Day

of the

applicable selling period

and (ii)

the date

the applicable
Issuance

Notice

is

canceled,

free

of

preemptive

rights,

Shares

for

the

purpose

of

enabling

the
Company to satisfy its obligations under the respective Issuance Notice.

(l)

Transfer Agent.

The Company

shall engage

and maintain,

at its

expense, a

registrar
and transfer agent for the Shares.

(m)

Due Diligence.

During the term of this Agreement, the Company will reasonably cooperate with

any reasonable

due diligence

review conducted

by the

Agent in

connection with
the

transactions

contemplated

hereby,

including,

without

limitation,

providing

information

and
making available

documents

and senior

corporate officers,

during normal

business hours

and at
the Company’s principal offices, as the Agent may reasonably request from time to time.
(n)

Representations and

Warranties.

The Company

acknowledges that

each delivery
of an Issuance Notice and

each delivery of Shares on

a Settlement Date shall

be deemed to be (i)
an affirmation

to the

Agent that

the representations

and warranties of

the Company

contained in
or made pursuant to this Agreement are true

and correct as of the date of

such Issuance Notice or
of such Settlement

Date, as the

case may be,

as though made

at and as

of each such

date, except
as may be disclosed in

the Prospectus (including any documents incorporated

by reference therein
and any supplements

thereto); and (ii)

an undertaking

that the Company

will advise the

Agent if
any of such

representations and warranties

will not

be true and

correct as of

the Settlement Date
for the Shares

relating to such Issuance

Notice, as though made

at and as of

each such date (except
that such

representations and

warranties shall

be deemed

to relate

to the

Registration Statement
and the Prospectus as amended and supplemented relating to such Shares).
(o)

Deliverables at Triggering

Event Dates; Certificates. The

Company agrees that on
or prior

to the

date of

the first

Issuance Notice

and, during

the term

of this

Agreement after

the
date of the first Issuance Notice, upon:
(A)

the filing of the Prospectus or the amendment or supplement of any
Registration

Statement

or

Prospectus

(other

than

a

prospectus

supplement

relating

solely

to

an
offering of

securities other

than the

Shares or

a prospectus

filed pursuant

to Section

4(a)(ii)(B)),
by means of

a post-effective amendment, sticker

or supplement, but not

by means of

incorporation
of documents by reference into the Registration Statement or Prospectus;

(B)

the filing with

the Commission of an

annual report on Form

10-K or
a quarterly

report on

Form 10-Q

(including any

Form 10-K/A

or Form

10-Q/A containing

amended
financial information or

a material amendment

to the previously

filed annual report

on Form 10-
K or quarterly report on Form 10-Q), in each case, of the Company; or
(C)

the filing with

the Commission

of a current

report on

Form 8-K of
the

Company

containing

amended

financial

information

(other

than

information

“furnished”
pursuant to Item 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form
8-K relating to reclassification of certain properties

as discontinued operations in accordance with
Statement of Financial Accounting Standards No.

144) that is material to the offering

of Shares of
the Company in the Agent’s reasonable discretion;

(any such

event, a

“
Triggering

Event Date
”), the

Company shall

furnish the

Agent (but

in the
case of

clause (C)

above only

if the

Agent reasonably

determines that the

information contained
in

such

current

report

on

Form

8-K

of

the

Company

is

material)

with

a

certificate

as

of

the
Triggering Event Date, in

the form attached as Exhibit B

hereto,

modified, as necessary,

to relate

to the Registration

Statement and

the Prospectus

as amended

or supplemented, (A)

confirming that
the

representations

and

warranties

of

the

Company

contained

in

this

Agreement

are

true

and
correct,

(B)

confirming

that

the

Company

has

performed

all

of

its

obligations

hereunder

to

be
performed

on

or

prior

to

the

date

of

such

certificate

and

as

to

the

matters

set

forth

in

Section
5(a)(iii) hereof, and (C) containing any other certification that the Agent shall reasonably request.
The requirement to provide a certificate under this Section 4(o)

shall be automatically waived for
any Triggering Event Date

occurring at a

time when no

Issuance Notice is

pending or a

suspension
is in effect, which waiver shall

continue until the earlier to

occur of the date the Company

delivers
instructions for the sale of

Shares hereunder (which for such calendar

quarter shall be considered
a

Triggering

Event

Date)

and

the

next

occurring

Triggering

Event

Date.

Notwithstanding

the
foregoing, if the Company subsequently decides to sell Shares following a Triggering Event Date when a suspension

was in effect and

did not provide

the Agent with

a certificate under

this Section
4(o), then

before the

Company delivers

the instructions

for the

sale of

Shares or

the Agent

sells
any Shares pursuant

to such instructions,

the Company shall

provide the

Agent with a

certificate
in conformity with this Section 4(o) dated as of the date

that the instructions for the sale of Shares
are issued.
(p)

Legal Opinions. On or prior to the date of the

first Issuance Notice and on or prior
to

each

Triggering

Event

Date

with

respect

to

which

the

Company

is

obligated

to

deliver

a
certificate pursuant to

Section 4(o) for

which no waiver

is applicable and

excluding the date

of this
Agreement, a

negative assurance

letter and

the written

legal opinion

of Davis

Polk &

Wardwell
LLP,

counsel

to

the

Company,

and

the

written

legal

opinion

of

Locke

Lord

LLP,

intellectual
property

counsel

to

the

Company,

each

dated

the

date

of

delivery,

in

form

and

substance
reasonably

satisfactory

to

Agent

and

its

counsel,

substantially

similar

to

the

form

previously
provided

to

the

Agent

and

its

counsel,

modified,

as

necessary,

to

relate

to

the

Registration
Statement

and

the

Prospectus

as

then

amended

or

supplemented.

In

lieu

of

such

opinions

for
subsequent periodic

filings, in

the discretion

of the

Agent, the

Company may

furnish a

reliance
letter

from

such

counsel

to

the

Agent,

permitting

the

Agent

to

rely

on

a

previously

delivered
opinion letter,

modified as appropriate

for any passage

of time or

Triggering Event

Date (except
that statements in

such prior

opinion shall

be deemed

to relate to

the Registration

Statement and
the Prospectus as amended or supplemented as of such Triggering Event Date).

(q)

Comfort Letter.

On or prior to the

date of the first Issuance

Notice and on or

prior
to

each

Triggering

Event

Date

with

respect

to

which

the

Company

is

obligated

to

deliver

a
certificate pursuant to

Section 4(o) for

which no waiver

is applicable and

excluding the date

of this
Agreement,

the

Company

shall

cause

the

Accountants,

the

independent

registered

public
accounting firm who has audited the financial statements included or incorporated by reference in
the Registration Statement,

to furnish the

Agent a

comfort letter, dated

the date of

delivery, in form
and substance

reasonably satisfactory

to the

Agent and

its counsel,

substantially similar

to the

form
previously provided to the Agent and its counsel; provided, however, that any such comfort letter
will only be

required on

the Triggering Event

Date specified

to the extent

that the

Triggering Event
Date filing contains

financial statements filed

with the Commission

under the Exchange

Act and
incorporated

or

deemed

to

be

incorporated

by

reference

into

a

Prospectus.

If

requested

by

the
Agent, the Company

shall also cause

a comfort letter

to be furnished

to the Agent

on the date

of
occurrence of any material transaction or event requiring the filing of a current report on Form 8-
K containing material

amended financial information

of the Company,

including the restatement
of the

Company’s

financial statements.

The Company

shall be

required to

furnish no

more than

one comfort letter

hereunder per each

filing of an

annual report on Form

10-K or a

quarterly report
on Form 10-Q.

(r)

Secretary’s

Certificate. On

or prior

to the

date of the

first Issuance

Notice and

on
or prior to each Triggering

Event Date with respect to which the

Company is obligated to deliver
a certificate pursuant to Section 4(o) for which

no waiver is applicable, and excluding the

date of
this Agreement,

the Company shall furnish

the Agent a certificate

executed by the

Secretary of the
Company,

signing in

such capacity,

dated the

date of

delivery in

the form

attached as

Exhibit C
hereto

(i)

certifying

that

attached

thereto

are

true

and

complete

copies

of

the

resolutions

duly
adopted by the Board of

Directors of the Company authorizing

the execution and delivery of

this
Agreement

and

the

consummation

of

the

transactions

contemplated

hereby

(including,

without
limitation, the issuance of the Shares pursuant to this Agreement), which authorization shall be in full force

and

effect

on

and as

of

the date

of

such

certificate,

(ii) certifying

and attesting

to the
office,

incumbency,

due

authority

and

specimen

signatures

of

each

Person

who

executed

this
Agreement for

or on

behalf of

the Company,

and (iii)

containing any

other certification

that the
Agent shall reasonably request.
(s)

Agent’s

Own

Account;

Clients’

Account.

The

Company

consents

to

the

Agent
trading, in

compliance with

applicable law,

in the

Common Shares

for the

Agent’s

own account
and

for

the

account

of

its

clients

at

the

same

time

as

sales

of

the

Shares

occur pursuant

to

this
Agreement.
(t)

Investment

Limitation.

The

Company

shall

not

invest,

or

otherwise

use

the
proceeds received by the Company

from its sale of the

Shares in such a manner

as would require
the Company or any of its subsidiaries

to register as an investment company under

the Investment
Company Act.
(u)

Market Activities.

The Company

will

not take,

directly or

indirectly,

any

action
designed to or

that might be reasonably

expected to cause or

result in stabilization

or manipulation
of the price of the Shares or any other reference security, whether to facilitate the sale or resale of the Shares or

otherwise, and the

Company will, and

shall use commercially

reasonable efforts to
cause

each

of

its

Affiliates

to,

comply

with

all

applicable

provisions

of

Regulation

M.

If

the
limitations of Rule

102 of Regulation M

(“
Rule 102
”) do not

apply with respect to

the Shares or
any other

reference security

pursuant to

any exception

set forth

in Section

(d) of

Rule 102,

then
promptly upon

notice from

the Agent

(or,

if later,

at the

time stated

in the

notice), the

Company
will, and shall use commercially reasonable

efforts to cause each of its

Affiliates to, comply with
Rule 102

as though

such

exception were

not

available but

the other

provisions

of Rule

102

(as
interpreted by the Commission)

did apply.

The Company shall promptly

notify the Agent if

it no
longer meets the requirements set forth in Section (d) of Rule 102.

(v)

Notice of Other Sale. Without

the written consent of the Agent,

the Company will
not, directly or

indirectly,

offer to

sell, sell, contract

to sell,

grant any option

to sell

or otherwise
dispose of any

Common Shares or

securities convertible into or

exchangeable for Common

Shares
(other than Shares

hereunder), warrants

or any rights

to purchase or

acquire Common

Shares, or
effect

a

reverse

stock

split,

recapitalization,

share

consolidation,

reclassification

or

similar
transaction affecting

the

outstanding

Common

Shares, during

the

period

beginning

on

the

third
Trading Day immediately prior to the date

on which any Issuance Notice

is delivered to the Agent

hereunder and

ending on

the third

Trading Day

immediately following

the Settlement

Date with
respect to

Shares sold

pursuant to

such Issuance

Notice; and

will not

directly or

indirectly enter
into any other

“at the market” or

continuous equity transaction to

offer to sell, sell, contract

to sell,
grant any option

to sell or

otherwise dispose of

any Common Shares (other

than the Shares

offered
pursuant to

this Agreement)

or securities

convertible into

or exchangeable

for Common

Shares,
warrants

or

any

rights

to

purchase

or

acquire,

Common

Shares

prior

to

the

termination

of

this
Agreement; provided, however,

that such restrictions

will not be

required in connection

with the
Company’s

(i)

issuance

or

sale

of

Common

Shares,

options

to

purchase

Common

Shares

or
Common

Shares

issuable

upon

the

exercise

of

options

or

other

equity

awards

pursuant

to

any
employee or

director share

option,

incentive

or

benefit

plan,

share purchase

or

ownership

plan,
long-term incentive

plan, dividend

reinvestment plan,

inducement award

under the

applicable rules
of the Principal Market or

other compensation plan of the

Company or its subsidiaries, as

in effect
on the

date of

this Agreement

or subsequently

disclosed in

filings by

the Company

available on
EDGAR,

(ii)

issuance

or

sale

of

Common

Shares

issuable

upon

exchange,

conversion

or
redemption of securities or the exercise or

vesting of warrants, options or securities outstanding at
the

date

of

this

Agreement

or

subsequently

disclosed

in

filings

by

the

Company

available

on
EDGAR,

(iii)

modification

of

any

outstanding

options,

warrants

of

any

rights

to

purchase

or
acquire

Common

Shares,

and

(iv)

issuance

or

sale

of

Common

Shares

in

connection

with

an
acquisition, joint venture, commercial

or collaborative relationship or the

acquisition or license by
the

Company

of

the

securities,

business,

property

or

other

assets

of

another

person

or

entity

or
pursuant to any

employee benefit plan

as assumed

by the Company

in connection with

any such
acquisition (provided that the aggregate

number of Common Shares

that the Company may

issue
or

sell

pursuant

to

this

clause (iv)

shall

not

exceed

5%

of

the

total

number

of

Common

Shares
issued and outstanding immediately prior to such issuance or sale).

(w)

Emerging

Growth

Company

Status.

During

the

Agency

Period,

the

Company
agrees to

notify the

Agent as

soon as

practicable upon

the Company

ceasing to

be an

Emerging
Growth Company.
Section 5.

CONDITIONS TO

DELIVERY

OF ISSUANCE

NOTICES AND

TO
SETTLEMENT
(a)

Conditions Precedent

to the

Right of

the Company

to Deliver

an Issuance

Notice
and the Obligation

of the Agent to

Sell Shares.

The right of

the Company to deliver

an Issuance
Notice hereunder is

subject to the satisfaction,

on the date of

delivery of such Issuance

Notice, and
the obligation of

the Agent

to use its

commercially reasonable

efforts to

place Shares

during the
applicable period

set forth

in the

Issuance Notice

is subject

to the

satisfaction,

on each

Trading
Day

during

the

applicable

period

set

forth

in

the

Issuance

Notice,

of

each

of

the

following
conditions:
(i)

Accuracy of the Company’s

Representations and Warranties;

Performance
by

the

Company.

The

Company

shall

have

delivered

the

certificate

required

to

be

delivered
pursuant

to

Section

4(o)

on

or

before

the

date

on

which

delivery

of

such

certificate

is

required
pursuant

to

Section

4(o).

The

Company

shall

have

performed,

satisfied

and

complied

with

all
covenants, agreements

and

conditions

required by

this

Agreement to

be

performed, satisfied

or
complied with by

the Company at

or prior to

such date, including,

but not limited

to, the covenants
contained in Section 4(p), Section 4(q) and Section 4(r).

(ii)

No Injunction.

No statute, rule, regulation,

executive order,

decree, ruling
or

injunction

shall

have

been

enacted,

entered,

promulgated

or

endorsed

by

any

court

or
governmental

authority

of

competent

jurisdiction

or

any

self-regulatory

organization

having
authority over the matters contemplated hereby that prohibits or directly and materially adversely affects any of

the transactions contemplated

by this Agreement,

and no proceeding

shall have been
commenced that

may have

the effect

of prohibiting

or materially

adversely affecting

any of

the
transactions contemplated by this Agreement.
(iii)

Material Adverse

Effect. Except

as disclosed

in the

Prospectus and

the Time
of Sale

Information, (a) in

the judgment of

the Agent

there shall not

have occurred any

Material
Adverse Effect; and (b) there shall not have occurred any downgrading, nor shall any notice have
been given of

any intended or

potential downgrading or

of any review

for a possible

change that
does not indicate the direction

of the possible change, in

the rating accorded any securities

of the
Company or any

of its

subsidiaries by

any “nationally

recognized statistical

rating organization”
as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.
(iv)

No Suspension

of Trading in

or Delisting

of Common

Shares; Other

Events.

The trading of

the Common Shares

(including without limitation

the Shares) shall not

have been
suspended by

the Commission,

the Principal

Market or

FINRA and

the Common

Shares (including
without limitation

the Shares)

shall have

been approved

for listing

or quotation

on and

shall not
have been

delisted from

the Principal

Market or

any of

its constituent

markets.

There shall

not
have occurred (and be continuing

in the case of occurrences under

clauses (i) and (ii) below)

any
of

the

following:

(i)

trading

or

quotation

in

any

of

the

Company’s

securities

shall

have

been
suspended

or

limited

by

the

Commission

or

by

the

Principal

Market

or

trading

in

securities
generally on the Principal Market

shall have been suspended

or limited, or minimum or

maximum
prices shall

have been

generally established

on any

of such

stock exchanges

by the Commission
or the

FINRA; (ii)

a general

banking moratorium

shall have

been declared

by any

of federal

or
New York,

authorities; or (iii) there shall

have occurred any outbreak or

escalation of national or
international hostilities

or any

crisis or

calamity, or any change

in the

United States

or international
financial markets,

or any

substantial change

or development

involving a

prospective substantial
change

in

United

States’

or

international

political,

financial

or

economic

conditions,

as

in

the
judgment of the Agent is material and adverse and makes it impracticable to market the Shares in the

manner and

on

the

terms

described in

the

Prospectus

or

to

enforce contracts

for

the

sale

of
securities.
(b)

Documents Required to be

Delivered on each

Issuance Notice Date.

The Agent’s
obligation to use its

commercially reasonable efforts

to place Shares hereunder

shall additionally
be conditioned

upon the delivery

to the Agent

on or before

the Issuance

Notice Date

of a

certificate
in form

and substance

reasonably satisfactory

to the

Agent, executed

by the

principal executive
officer or principal

financial officer of

the Company, to the

effect that all

conditions to the

delivery
of such Issuance

Notice shall have

been satisfied as

at the

date of

such certificate (which

certificate
shall not be required if the foregoing representations shall be set forth in the Issuance Notice or in the certificate described in Section 4(o)).
(c)

No

Misstatement

or

Material

Omission.

The

Agent

shall

not

have

advised

the
Company that the Registration Statement, the Prospectus or

the Time of Sale

Information, or any
amendment

or

supplement

thereto,

contains

an

untrue

statement

of

fact

that

in

the

Agent’s

reasonable opinion

is material,

or omits

to state

a fact

that in

the Agent’s

reasonable opinion

is
material

and

is

required

to

be

stated

therein

or

is

necessary

to

make

the

statements

therein

not
misleading.
(d)

Agent

Counsel

Legal

Opinion.

Agent

shall

have

received

from

Cooley

LLP,
counsel for

Agent, such

opinion or

opinions, on

or before

the date

on which

the delivery

of the
Company counsel legal opinion is

required pursuant to Section 4(p),

with respect to such matters
as

Agent

may

reasonably

require,

and

the

Company

shall

have

furnished

to

such

counsel

such
documents as they may reasonably request for enabling them to pass upon such matters.
Section 6.

INDEMNIFICATION AND CONTRIBUTION
(a)

Indemnification

of

the

Agent.

The

Company

agrees

to

indemnify

and

hold
harmless the

Agent, its

officers and

employees, and

each person, if

any,

who controls

the Agent
within

the meaning

of the

Securities Act

or the

Exchange

Act against

any

loss,

claim, damage,
liability or

expense, as

incurred, to

which the

Agent or

such officer, employee

or controlling

person
may become subject,

under the Securities

Act, the

Exchange Act,

other federal or

state statutory
law or

regulation, or

the laws

or regulations

of foreign

jurisdictions where

Shares have

been offered
or sold or at

common law or otherwise

(including in settlement of

any litigation), insofar as such
loss,

claim,

damage,

liability

or

expense

(or

actions

in

respect

thereof

as

contemplated

below)
arises out of

or is based

upon (i) any

untrue statement or

alleged untrue statement

of a material

fact
contained

in

the

Registration

Statement,

or

any

amendment

thereto,

including

any

information
deemed to

be a

part thereof

pursuant to

Rule 430B

under the

Securities Act,

or the

omission or
alleged omission

therefrom of

a material

fact required

to be

stated therein

or necessary

to make
the statements therein not misleading; or (ii) any

untrue statement or alleged untrue statement

of a
material fact contained in

any Free Writing

Prospectus that the Company

has used, referred to or
filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any
amendment or

supplement thereto),

or the

omission or

alleged omission

therefrom of

a material
fact

necessary

in

order

to

make

the

statements

therein,

in

the

light

of

the

circumstances

under
which they

were made,

not misleading

and to

reimburse the

Agent and

each such

officer, employee
and

controlling

person

for

any

and

all

documented

expenses

(including

the

reasonable

and
documented

fees

and

disbursements

of

counsel

chosen

by

the

Agent)

as

such

expenses

are
reasonably incurred

by the

Agent or

such officer,

employee or

controlling person

in connection
with

investigating,

defending,

settling,

compromising

or

paying

any

such

loss,

claim,

damage,
liability,

expense or action;

provided, however,

that the foregoing

indemnity agreement shall

not
apply to any loss, claim,

damage, liability or expense to

the extent, but only to

the extent, arising
out

of

or

based

upon

any

untrue

statement

or

alleged

untrue

statement

or

omission

or

alleged
omission

made

in

reliance

upon

and

in

conformity

with

written

information

furnished

to

the
Company

by

the

Agent

expressly

for

use

in

the

Registration

Statement,

any

such

Free

Writing
Prospectus or the Prospectus

(or any amendment or supplement

thereto), it being understood

and
agreed

that

the

only

such

information

furnished

by

the

Agent

to

the

Company

consists

of

the
information described in subsection (b) below.

The indemnity agreement set forth in this Section
6(a) shall be in addition to any liabilities that the Company may otherwise have.
(b)

Indemnification of

the Company,

its Directors

and Officers.

The Agent

agrees to
indemnify and hold

harmless the

Company,

each of

its directors,

each of

its officers

who signed
the Registration Statement and

each person, if any, who controls

the Company within the

meaning

of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to

which the

Company or

any such

director,

officer or

controlling person

may become
subject,

under

the

Securities

Act,

the

Exchange

Act,

or

other

federal

or

state

statutory

law

or
regulation, or

the laws

or regulations

of foreign

jurisdictions where

Shares have

been offered

or
sold or at

common law or

otherwise (including in

settlement of any litigation),

arises out of or

is
based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the
Registration Statement, or any amendment thereto, including any information deemed to be a part
thereof

pursuant

to

Rule

430B

under

the

Securities

Act,

or

the

omission

or

alleged

omission
therefrom

of

a

material

fact

required

to

be

stated

therein

or

necessary

to

make

the

statements
therein not misleading;

or (ii) any

untrue statement or

alleged untrue statement

of a material

fact
contained in

any

Free Writing

Prospectus that

the Company

has used,

referred to

or

filed, or

is
required to file,

pursuant to Rule

433(d) of the

Securities Act or

the Prospectus (or

any amendment
or supplement thereto), or the omission or alleged

omission therefrom of a material fact

necessary
in order

to make

the statements

therein, in

the light

of the

circumstances under

which they

were
made, not misleading; but, for each of (i) and (ii) above, only to the extent arising out of or based
upon any

untrue statement

or alleged

untrue statement

or omission

or alleged

omission made

in
reliance upon and in conformity with written information furnished to the Company by the Agent expressly for

use in

the Registration

Statement, any

such Free

Writing Prospectus or

the Prospectus
(or

any

amendment

or

supplement

thereto),

it

being

understood

and

agreed

that

the

only

such
information furnished

by

the Agent

to the

Company consists

of the

information

set forth

in the
first sentence

of the

ninth

paragraph under

the caption

“Plan of

Distribution” in

the Prospectus,
and to reimburse the Company and

each such director, officer

and controlling person for any

and
all documented

expenses (including the

reasonable and documented

fees and disbursements

of one
counsel chosen

by the

Company)

as such

expenses are

reasonably incurred

by the

Company or
such officer,

director or

controlling person

in connection

with investigating,

defending, settling,
compromising or paying any such

loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this

Section 6(b) shall be in

addition to any liabilities that

the Agent or the
Company may otherwise have.
(c)

Notifications and Other Indemnification

Procedures.

Promptly after receipt by

an
indemnified

party

under

this

Section

6

of

notice

of

the

commencement

of

any

action,

such
indemnified party

will, if

a claim

in respect

thereof is

to be

made against

an indemnifying

party
under this Section

6, notify the

indemnifying party

in writing

of the commencement

thereof, but
the omission so to notify the indemnifying party will not relieve it from any liability which it may
have to any

indemnified party

for contribution

or otherwise than

under the

indemnity agreement
contained in this Section

6 or to the extent

it is not prejudiced

as a proximate result of

such failure.

In case any such action

is brought against any

indemnified party and such indemnified

party seeks
or intends to

seek indemnity from

an indemnifying party,

the indemnifying party

will be entitled
to participate

in, and,

to the

extent that

it

shall elect,

jointly

with all

other indemnifying

parties
similarly notified, by

written notice

delivered to the

indemnified party promptly

after receiving the
aforesaid

notice

from

such

indemnified

party,

to

assume

the

defense

thereof

with

counsel
reasonably satisfactory

to such

indemnified party;

provided, however, if

the defendants

in any

such
action include

both the

indemnified party

and the

indemnifying party

and the

indemnified party
shall

have

reasonably

concluded

that

a

conflict

may

arise

between

the

positions

of

the
indemnifying party and the indemnified party in conducting the defense of any such action or that
there may

be

legal

defenses

available

to

it

and/or

other

indemnified

parties

which

are

different
from or

additional to

those available

to the

indemnifying party,

the indemnified

party or

parties

shall

have

the

right

to

select

separate

counsel

to

assume

such

legal

defenses

and

to

otherwise
participate

in

the

defense

of

such

action

on

behalf

of

such

indemnified

party

or

parties.

Upon
receipt

of

notice

from

the

indemnifying

party

to

such

indemnified

party

of

such

indemnifying
party’s election so

to assume the defense of such action

and approval by the indemnified party of
counsel, the indemnifying

party will not

be liable to

such indemnified party

under this

Section 6
for

any

legal

or

other

expenses

subsequently

incurred

by

such

indemnified

party

in

connection
with the defense thereof unless

(i) the indemnified party shall

have employed separate counsel in
accordance

with

the

proviso

to

the

preceding

sentence

(it

being

understood,

however,

that

the
indemnifying party shall not be liable for

the fees and expenses of more

than one separate counsel
(together with local counsel), representing the indemnified parties who are parties to such action),
which counsel

(together with

any local

counsel) for

the indemnified

parties shall

be selected

by
the indemnified party (in the

case of counsel for the

indemnified parties referred to in Section

6(a)
and Section 6(b)

above), (ii) the

indemnifying party shall

not have employed

counsel reasonably
satisfactory to

the indemnified

party to

represent the

indemnified party

within a

reasonable time
after notice

of commencement

of the

action or

(iii) the

indemnifying party

has authorized

in writing
the employment of counsel for the indemnified party

at the expense of the indemnifying party,

in
each of which cases the

fees and expenses of counsel

shall be at the expense

of the indemnifying
party and shall be paid as they are incurred.
(d)

Settlements.

The indemnifying party

under this Section

6 shall not

be liable

for any
settlement of any proceeding effected without its

written consent, but if settled with such consent
or

if

there be

a

final

judgment

for

the

plaintiff,

the indemnifying

party

agrees to

indemnify

the
indemnified party

against any

loss, claim,

damage, liability

or expense

by reason

of such

settlement
or judgment.

Notwithstanding the

foregoing sentence,

if at

any time

an indemnified

party shall
have requested an indemnifying party to reimburse the

indemnified party for fees and expenses of
counsel as

contemplated by

Section 6(c)

hereof, the

indemnifying party

agrees that

it shall

be liable
for any settlement

of any proceeding

effected without

its written consent

if (i) such

settlement is
entered into more than

30 days after

receipt by such

indemnifying party of

the aforesaid request;
and (ii)

such indemnifying

party shall

not have

reimbursed the

indemnified party

in accordance
with such

request prior

to the

date of

such settlement.

No indemnifying

party shall,

without the
prior written consent

of the indemnified

party, effect any settlement, compromise or

consent to the
entry of judgment in any pending or threatened action, suit

or proceeding in respect of which any
indemnified

party

is

or

could

have

been

a

party

and

indemnity

was

or

could

have

been

sought
hereunder by such indemnified party,

unless such settlement, compromise

or consent includes an
unconditional

release of

such

indemnified

party

from

all

liability

on claims

that

are the

subject
matter of such action, suit or proceeding.
(e)

Contribution.

If the indemnification

provided for in

this Section 6

is for any

reason
held to be

unavailable to or otherwise

insufficient to hold harmless

an indemnified party

in respect
of any losses, claims, damages, liabilities or expenses

referred to therein, then each indemnifying
party

shall

contribute

to

the

aggregate

amount

paid

or

payable

by

such

indemnified

party,

as
incurred, as a result of any losses,

claims, damages, liabilities or expenses referred

to therein (i) in
such proportion as is

appropriate to reflect

the relative benefits

received by the

Company,

on the
one

hand,

and

the

Agent,

on

the

other

hand,

from

the

offering

of

the

Shares

pursuant

to

this
Agreement; or (ii)

if the allocation

provided by clause

(i) above is

not permitted by

applicable law,
in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i)
above but

also the

relative fault

of

the Company,

on the

one

hand,

and the

Agent, on

the other

hand,

in

connection

with

the

statements

or

omissions

which

resulted

in

such

losses,

claims,
damages,

liabilities

or

expenses,

as

well

as

any

other

relevant

equitable

considerations.

The
relative benefits received by the

Company,

on the one hand,

and the Agent, on

the other hand, in
connection with the offering of the

Shares pursuant to this Agreement

shall be deemed to

be in the
same

respective

proportions

as

the

total

gross

proceeds

from

the

offering

of

the

Shares

(before
deducting

expenses)

received

by

the

Company

bear

to

the

total

commissions

received

by

the
Agent.

The relative fault

of the Company, on the

one hand, and

the Agent, on

the other hand,

shall
be

determined

by

reference

to,

among

other

things,

whether

any

such

untrue

or

alleged

untrue
statement

of

a

material

fact

or

omission

or

alleged

omission

to

state

a

material

fact

relates

to
information supplied by

the Company,

on the one

hand, or the

Agent, on the

other hand, and

the
parties’

relative

intent,

knowledge,

access

to

information

and

opportunity

to

correct

or

prevent
such statement or omission.
The amount paid or payable by a

party as a result of

the losses, claims, damages, liabilities
and expenses

referred to

above shall

be deemed

to include,

subject to

the limitations

set forth

in
Section 6(c), any legal or

other fees or expenses

reasonably incurred by such

party in connection
with investigating or defending any action or claim.

The provisions set forth in Section 6(c) with
respect to

notice of

commencement of

any action

shall apply

if a

claim for

contribution is

to be
made under this Section

6(e); provided, however,

that no additional notice

shall be required with
respect

to

any

action

for

which

notice

has

been

given

under

Section

6(c)

for

purposes

of
indemnification.
The Company

and the

Agent agree that

it would

not be

just and

equitable if

contribution
pursuant to

this

Section

6(e) were

determined by

pro rata

allocation or

by

any other

method of
allocation which does

not take

account of the

equitable considerations referred

to in

this Section
6(e).
Notwithstanding

the

provisions

of

this

Section

6(e),

the

Agent

shall

not

be

required

to
contribute any amount

in excess of

the Selling Commission

received by the Agent

in connection
with the offering contemplated

hereby.

No person guilty of

fraudulent misrepresentation (within
the meaning

of Section

11(f) of the

Securities Act)

shall be

entitled to

contribution from

any person
who was not guilty of

such fraudulent misrepresentation.

For purposes of this

Section 6(e), each
officer

and

employee

of

the

Agent

and

each

person,

if

any,

who

controls

the

Agent

within

the
meaning of

the Securities

Act or

the Exchange

Act shall

have the

same rights

to contribution

as
the

Agent,

and

each

director

of

the

Company,

each

officer

of

the

Company

who

signed

the
Registration Statement, and each person,

if any, who controls the Company within the meaning

of
the Securities

Act and

the Exchange

Act shall

have the

same rights

to contribution

as the

Company.
Section 7.

TERMINATION & SURVIVAL
(a)

Term.

Subject to the provisions of this Section 7, the term of this Agreement shall continue

from

the

date

of

this

Agreement

until

the

end

of

the

Agency

Period,

unless

earlier
terminated by the parties to this Agreement pursuant to this Section 7.
(b)

Termination; Survival Following Termination

.

(i)

Either party

may terminate

this Agreement

prior to

the end

of the

Agency
Period, by giving

written notice

as required

by this Agreement,

upon ten (10)

Trading Days’ notice
to the

other party;

provided that,

(A) if

the Company

terminates this

Agreement after

the Agent
confirms to the Company any sale of Shares, the Company shall remain obligated to comply with
Section 3(b)(v) with

respect to such

Shares and (B)

Section 2, Section

3(d), Section 6,

Section 7
and Section 8 shall survive

termination of this Agreement.

If termination shall occur prior to

the
Settlement Date for

any sale of

Shares, such sale

shall nevertheless settle

in accordance with

the
terms of this Agreement.
(ii)

In

addition

to

the

survival

provision

of

Section

7(b)(i),

the

respective
indemnities, agreements, representations,

warranties and other

statements of the

Company,

of its
officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless

of any investigation

made by or

on behalf of

the Agent or

the Company or
any of its or their partners, officers or

directors or any controlling person, as the case

may be, and,
anything

herein

to

the

contrary

notwithstanding,

will

survive

delivery

of

and

payment

for

the
Shares sold hereunder and any termination of this Agreement.
Section 8.

MISCELLANEOUS
(a)

Press Releases and Disclosure.

The Company may issue a press

release describing
the material

terms of

the

transactions contemplated

hereby as

soon as

practicable

following the
date of

this Agreement,

and may

file with

the Commission

a Current

Report on

Form 8

K, with
this

Agreement

attached

as

an

exhibit

thereto,

describing

the

material

terms

of

the

transactions
contemplated

hereby,

and

the

Company

shall

consult

with

the

Agent

prior

to

making

such
disclosures,

and

the

parties

hereto shall

use

all

commercially

reasonable

efforts,

acting

in

good
faith, to agree upon a text

for such disclosures that is

reasonably satisfactory to all parties

hereto.
No party hereto shall

issue thereafter any

press release or like

public statement (including, without
limitation,

any disclosure required

in reports filed with the

Commission pursuant to the

Exchange
Act) related

to this

Agreement or

any of

the transactions

contemplated hereby

without the

prior
written

approval

of

the

other

party

hereto,

except

as

may

be

necessary

or

appropriate

in

the
reasonable opinion

of

the party

seeking

to make

disclosure to

comply

with the

requirements of
applicable

law

or

stock

exchange

rules.

If

any

such

press

release

or

like

public

statement

is

so
required, the party making such disclosure shall consult with the other party prior to making such disclosure, and

the parties

shall use

all commercially

reasonable efforts,

acting in

good faith,

to
agree upon a text for such disclosure that is reasonably satisfactory to all parties hereto.
(b)

No Advisory

or Fiduciary

Relationship.

The Company

acknowledges and

agrees
that (i) the transactions contemplated by this Agreement, including the determination of any fees,
are arm’s

-length commercial

transactions between

the Company

and the

Agent, (ii)

when acting
as a principal

under this Agreement,

the Agent is

and has been

acting solely as

a principal is

not
the agent or

fiduciary of the

Company, or its stockholders, creditors,

employees or any

other party,
(iii) the Agent has not assumed nor will assume an advisory or fiduciary responsibility in favor of the Company with

respect to the transactions

contemplated hereby or the

process leading thereto
(irrespective

of

whether

the

Agent

has

advised

or

is

currently

advising

the

Company

on

other
matters)

and

the

Agent

does

not

have

any

obligation

to

the

Company

with

respect

to

the
transactions contemplated hereby

except the obligations

expressly set forth

in this Agreement,

(iv)
the Agent and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those

of the Company,

and (v) the Agent has

not provided any legal, accounting,
regulatory or

tax advice

with respect

to the

transactions contemplated

hereby and

the Company
has

consulted

its

own

legal,

accounting,

regulatory

and

tax

advisors

to

the

extent

it

deemed
appropriate.

(c)

Research

Analyst

Independence.

The

Company

acknowledges

that

the

Agent’s
research analysts and

research departments are

required to

and should be

independent from their
respective investment

banking divisions

and are

subject to

certain regulations

and internal

policies,
and

as

such

the

Agent’s

research

analysts

may

hold

views

and

make

statements

or

investment
recommendations and/or publish research reports

with respect to the Company

or the offering that
differ from the views

of their respective

investment banking divisions.

The Company understands
that the Agent is a full service securities firm and as

such from time to time, subject to applicable
securities laws,

may

effect

transactions

for its

own

account or

the

account of

its

customers

and
hold long or

short positions in

debt or equity

securities of the

companies that may

be the subject
of the transactions contemplated by this Agreement.
(d)

Notices.

All

communications

hereunder shall

be

in

writing

and

shall

be

mailed,
hand delivered, sent

via electronic mail

(if applicable) or

telecopied and confirmed

to the parties
hereto as follows:
If to the Agent:
Jefferies LLC
520 Madison Avenue
New York,

NY 10022
Facsimile:

(646) 786-5719
Attention:

General Counsel
with a copy (which shall not constitute notice) to:
Cooley LLP
55 Hudson Yards
New York,

NY 10001
Attention: Daniel I. Goldberg
E-mail: dgoldberg@cooley.com;

josh.kaufman@cooley.com

If to the Company:
Vaxxinity,

Inc.

505 Odyssey Way
Merritt Island,

FL32953
Attention: General Counsel
E-mail: legal@vaxxinity.com
with a copy (which shall not constitute notice) to:
Davis Polk & Wardwell LLP

450 Lexington Avenue

New York,

NY 10017

Attention: Yasin

Keshvargar

E-mail: yasin.keshvargar@davispolk.com
Any party hereto may change

the address for receipt

of communications by giving

written notice
to the others in accordance with this Section 8(d).
(e)

Successors.

This Agreement

will inure

to the

benefit of

and be

binding upon

the
parties hereto, and to

the benefit of the

employees, officers and

directors and controlling

persons
referred to in

Section 6, and in

each case their

respective successors, and

no other person will

have
any right

or obligation

hereunder.

The term

“successors” shall

not include

any purchaser

of the
Shares as such from the Agent merely by reason of such purchase.
(f)

Partial Unenforceability.

The invalidity

or unenforceability

of any

Article, Section,
paragraph or provision

of this Agreement

shall not affect

the validity or

enforceability of any

other
Article, Section, paragraph or provision hereof.

If any Article, Section, paragraph or provision of
this Agreement is for any reason

determined to be invalid or unenforceable, there

shall be deemed
to be made

such minor changes

(and only such

minor changes)

as are necessary

to make it

valid
and enforceable.
(g)

Governing Law

Provisions.

This Agreement

shall be

governed by

and construed
in accordance with the internal laws of the State of New York applicable to agreements made and to be

performed in

such state.

Any legal

suit, action

or proceeding

arising out

of or

based upon
this Agreement or the transactions contemplated

hereby may be instituted in

the federal courts of
the United States of America located in the

Borough of Manhattan in the City of New York or the
courts of the State

of New York

in each case

located in the

Borough of Manhattan

in the City

of
New

York

(collectively,

the

“
Specified

Courts
”),

and

each

party

irrevocably

submits

to

the
exclusive jurisdiction

(except for

proceedings instituted

in regard

to the

enforcement of

a judgment
of any such court,

as to which such

jurisdiction is non-exclusive) of

such courts in

any such suit,
action or

proceeding.

Service of

any process,

summons, notice

or document

by mail

to such

party’s
address set forth

above shall be

effective service of process

for any suit, action

or other proceeding
brought in any such court.

The parties irrevocably and unconditionally

waive any objection to the
laying of venue of

any suit, action or other

proceeding in the Specified

Courts and irrevocably and
unconditionally waive and agree not to plead or claim

in any such court that any such suit, action
or other proceeding brought in any such court has been brought in an inconvenient forum.

(h)

General Provisions.

This Agreement constitutes

the entire agreement of

the parties
to

this

Agreement

and

supersedes

all

prior

written

or

oral

and

all

contemporaneous

oral
agreements,

understandings

and

negotiations

with

respect

to

the

subject

matter

hereof.

This
Agreement may be executed in

two or more counterparts, each one

of which shall be

an original,
with the

same effect

as if

the signatures

thereto and

hereto were

upon the

same instrument,

and
may be

delivered by

facsimile transmission

or by

electronic delivery

of a

portable document

format
(PDF) file

(including any

electronic signature

covered by

the U.S.

federal

ESIGN Act

of 2000,
Uniform

Electronic

Transactions

Act,

the

Electronic

Signatures

and

Records

Act

or

other
applicable

law,

e.g.,

www.docusign.com).

This

Agreement

may

not

be

amended

or

modified
unless in writing by all of the parties hereto,

and no condition herein (express or implied)

may be
waived unless

waived in

writing by

each party

whom the

condition is

meant to

benefit.

The Article

and Section

headings herein

are for

the

convenience of

the

parties only

and

shall not

affect

the
construction or interpretation of this Agreement.
[ Signature Page Immediately Follows ]

If the

foregoing is

in accordance

with your

understanding of

our agreement,

kindly sign
and return to the Company

the enclosed copies hereof, whereupon

this instrument, along with

all
counterparts hereof, shall become a binding agreement in accordance with its terms
Very

truly yours,
VAXXINITY,

INC.
By:

/s/ Mei Mei Hu

Name: Mei Mei Hu

Title: Chief Executive Officer

The foregoing

Agreement is

hereby confirmed

and accepted

by the

Agent in

New York,
New York

as of the date first above written.
JEFFERIES LLC
By:

/s/ Michael Magarro

Name: Michael Magarro

Title: Managing Director

EXHIBIT A
ISSUANCE NOTICE
[Date]
Jefferies LLC
520 Madison Avenue
New York,

New York

10022
Attn: [__________]
Reference

is

made

to

the

Open

Market

Sale

Agreement
SM

between

Vaxxinity,

Inc.

(the
“ Company
”) and

Jefferies LLC (the

“
Agent
”) dated

as of

August 9,

2023. The

Company confirms
that all conditions to the delivery of this Issuance Notice are satisfied as of the date hereof.
Date of Delivery of Issuance Notice (determined pursuant to Section 3(b)(i)):
_______________________
Issuance Amount (equal to the total Sales Price for such Shares):

$

Maximum number of Shares to be sold (notwithstanding a higher Sale Amount)

Number of days in selling period:

First date of selling period:

Last date of selling period:

Settlement Date(s) if other than standard T+2 settlement:

Floor Price Limitation (in no event less than $1.00 without the prior written consent of the
Agent, which consent may be withheld in the Agent’s sole discretion): $ ____ per share
Comments:

By:

Name:

Title:

Exhibit B
Form of Officer’s Certificate Pursuant to Section 4(o)
The undersigned, the duly qualified and elected [●] of Vaxxinity,

Inc., a Delaware
corporation (the “ Company ”), does hereby certify in such capacity and on behalf of the
Company, pursuant to Section 4(o) of the Open Market Sale Agreement
SM
, dated August 9,
2023, between the Company and Jefferies LLC (the “ Sale Agreement ”), that to the knowledge of the undersigned:
(i)

The representations and warranties of the Company in Section 2 of the Sale
Agreement are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof; provided, however that such representations and warranties are qualified by the disclosure included or incorporated by reference in the
Registration Statement and Prospectus (including any documents incorporated by reference therein and any supplements thereto); and
(ii)

The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sale Agreement at or prior to the date hereof.
Davis Polk & Wardwell LLP

and Cooley LLP are entitled to rely on this certificate in
connection with the respective opinions such firms are rendering pursuant to the Sale Agreement.
Capitalized terms used herein without definition shall have the meanings given to such terms in the Sale Agreement.

VAXXINITY,

INC.
By:

Name:

Title:

Date: [•]

Exhibit C
Form of Secretary’s Certificate Pursuant to Section 4(o)
The undersigned, Secretary of Vaxxinity,

Inc.,

a Delaware corporation (the “
Company ”),
does hereby certify in such capacity and on behalf of the Company, pursuant to Section 4(o) of the Open Market Sale Agreement
SM
, dated August 9, 2023, between the Company and Jefferies
LLC (the “ Sale Agreement ”), that to the knowledge of the undersigned:
1.

Attached hereto as Appendix A is a true, correct and complete copy of the
Company’s certificate of incorporation dated [●] (the “ Certificate of Incorporation ”), filed with the Delaware Secretary of State on [●], as in full force and effect as of the date hereof.

Since such date, no amendment to the Certificate of Incorporation has been approved by the
Board of Directors of the Company (the “ Board of Directors ”) or the shareholders of the
Company or filed with the Delaware Secretary of State.

2.

Attached hereto as Appendix B is a true, correct and complete copy of the bylaws of the Company as in effect at the date hereof and at all times since [●]. No action has been taken by the Company or its stockholders, directors or officers to effect or authorize any amendment or other modification to the bylaws.
3.

No proceeding for the dissolution, merger, sale, consolidation or liquidation of the
Company or for the sale of all or substantially all of its assets is pending or, to the best of my knowledge, threatened and no such proceeding is contemplated by the Company.
4.

Attached hereto as Appendices C-1 and C-2, respectively, are true, correct and complete copies of written resolutions duly adopted by (i) the Board of Directors on August [●],
2023 and (ii) the committee designated by the Board of Directors on August [●], 2023. Such
resolutions have not been amended or modified, are in full force and effect in the form adopted and are the only resolutions adopted by the Board of Directors or by any committee of or designated by the Board of Directors relating to (i) the Company’s Registration Statement on
Form S-3 (File No. 333-[●]) (the “ Registration Statement ”) filed with the Securities and
Exchange Commission (the “ SEC ”), and (ii) the execution and delivery of the Sale Agreement and the consummation of the transactions contemplated thereunder (including, without limitation, the sale of the Common Shares pursuant to such agreement).
5.

Each person who, as a director or officer of the Company, signed (a) the
Registration Statement, (b) the Sale Agreement and (c) any other document or certificate delivered under the Sale Agreement in connection with the transactions contemplated thereunder was at the respective times of such signing and delivery and, in the case of the document referred to under (a) above, was at the time of filing such Registration Statement with the SEC, duly elected or appointed and acting as such director or officer and was duly authorized to execute and deliver such document on behalf of the Company, and the signatures of such persons appearing on such documents are their genuine signatures or true facsimiles thereof.
6.

The minutes and resolutions of the Company relating to all proceedings of the shareholders and the Board of Directors (and any committee of the Board of Directors) of the
Company made available to Davis Polk & Wardwell LLP

and Cooley LLP are the original

minutes and resolutions of the Company, or are true, correct and complete copies thereof, with respect to all such proceedings of said shareholders, Board of Directors and committees of the
Board of Directors of the Company since January 1, 2020 through the date hereof. The minutes, resolutions and other documents of the Company made available to Davis Polk & Wardwell LLP and Cooley LLP were true, correct and complete in all respects. There have been no material changes, additions or alterations in said minutes, resolutions and other documents that have not been disclosed to Davis Polk & Wardwell LLP and

Cooley LLP in writing.
7.

The Sale Agreement, as executed and delivered by the Company, is in substantially the form approved by one or more of the Company’s officers pursuant to the resolutions referred to in paragraph 4 above, under authority delegated by the Board of Directors, and has been duly executed and delivered on behalf of the Company by an appropriate officer of the Compan y.
8.

American Stock Transfer & Trust Company,

LLC has been duly appointed by the
Company to serve as the transfer agent and registrar for the Common Shares and, as of the date hereof, serves in such capacity for the Common Shares.

Davis Polk & Wardwell LLP

and Cooley LLP are entitled to rely on this certificate in
connection with the respective opinions such firms are rendering pursuant to the Sale Agreement.
Capitalized terms used herein without definition shall have the meanings given to such terms in the Sale Agreement.

Schedule A
Notice Parties
The Company
Mei Mei Hu

The Agent
Michael Magarro
Donald Lynaugh